                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[X] Definitive Proxy Statement                RULE 14C-5(D)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                        SEI INSTITUTIONAL MANAGED TRUST
   ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                        SEI INSTITUTIONAL MANAGED TRUST
   ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

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    Item 22(a)(2) of Schedule 14A.

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[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
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    previously. Identify the previous filing by registration statement number,
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Notes:

                       IMPORTANT SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------

                        SEI CORE FIXED INCOME PORTFOLIO

                         SEI SMALL CAP VALUE PORTFOLIO

                    The document you hold in your hands
                    contains your proxy statement and proxy
                    card. A proxy card is, in essence, a
                    ballot. When you vote your proxy, it
                    tells us how to vote on your behalf on
                    important issues relating to your
                    Portfolio. Each proxy card may be
                    completed by checking a single box and
                    voting for or against all of the
                    proposals relating to your Portfolio,
                    or you may vote on each proposal
                    separately. If you simply sign the
                    proxy without specifying a vote, your
                    shares will be voted in accordance with
                    the recommendations of the Board of
                    Trustees.

                    We urge you to spend a few minutes with
                    the proxy statement, fill out your
                    proxy card, and return it to us. Voting
                    your proxy, and doing so promptly,
                    enables the Portfolio to avoid
                    conducting additional mailings. When
                    shareholders do not return their
                    proxies in sufficient numbers, the
                    expense of follow-up may cost your
                    Portfolio money.

                    Please take a few moments to exercise
                    your right to vote. Thank you.

--------------------------------------------------------------------------------


                        SEI INSTITUTIONAL MANAGED TRUST

                        SEI INSTITUTIONAL MANAGED TRUST
                          CORE FIXED INCOME PORTFOLIO
                           SMALL CAP VALUE PORTFOLIO

Dear Shareholder,

  The attached proxy statement solicits your vote as a Shareholder in the Small Cap Value and/or Core Fixed Income Portfolios on a number of important proposals being recommended by the Board of Trustees. Even if you are not currently a Shareholder in either Portfolio, you are still eligible to vote. Votes are solicited from Shareholders of record as of September 14, 1995.

  A Special Meeting of Shareholders of the Small Cap Value and Core Fixed Income Portfolios has been scheduled for Friday, November 13, 1995. While you are, of course, welcome to join us at the meeting, most Shareholders cast their votes by filing out and signing the proxy card that accompanies the attached proxy statement.

  The attached proxy statement is designed to give you information relating each of the proposals on which you will be asked to vote. Although each proposal is discussed in the proxy statement, not every Portfolio is required to vote on every proposal. We encourage you to support the Trustees' recommendations. The proposals described in the proxy statement relate to the following matters:

  SECTION I

  Proposals 1 through 12 recommend revisions to the fundamental investment limitations of each Portfolio in order to (1) update the policies and limitations to reflect regulatory developments, (2) improve the Portfolio's ability to adapt quickly to developments in the securities markets, and (3) improve management efficiency by making the Portfolio's limitations as consistent as possible.

  SECTION II

    Proposal 13 recommends the implementation of a "Manager of Managers" structure under which SEI Financial Management Corporation will be named as investment adviser and, subject to the approval of the Board of Trustees, will be able to appoint additional and replacement sub-advisers for the Core Fixed Income Portfolio without the approval of Shareholders.

  SECTION III

    Proposal 14 recommends the appointment of SEI Financial Management as investment adviser for the Core Fixed Income Portfolio and the approval of corresponding investment advisory agreement.

  SECTION IV

  Proposals 15 through 18 recommend the appointment or addition of certain investment sub-advisers to the Small Cap Value and Core Fixed Income Portfolios as follows:

    Small Cap Value Portfolio: Boston Partners Asset Management, L.P. Core Fixed Income Portfolio:Firstar Investment Research and Management
                                Company
                                BlackRock Financial Management, Inc.
                                Western Asset Management Company

                        SEI INSTITUTIONAL MANAGED TRUST
                                2 OLIVER STREET
                               BOSTON, MA 02109

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               NOVEMBER 13, 1995

  Notice is hereby given that a Special Meeting of Shareholders of the Small Cap Value and Core Fixed Income Portfolios (each a "Portfolio" and, together, the "Portfolios") of SEI Institutional Managed Trust (the "Trust") will be held at the offices of SEI Financial Management Corporation ("SFM"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, November 13, 1995, at 3:30 p.m.

  At the meeting, Shareholders of the Portfolios will be asked to consider and act on proposed amendments to each Portfolio's investment limitations, a new management structure, new sub-advisers and new advisory and sub-advisory agreements, and other matters detailed below (the "Proposals"). The enclosed proxy card permits Shareholders of each Portfolio to vote either for or against all Proposals that apply to that Portfolio by checking a single box, or to vote on each applicable Proposal separately. The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are as follows:

    1. To combine each Portfolio's fundamental limitations concerning diversification and concerning the acquisition of more than 10% of the outstanding voting securities of any one issuer, and to amend certain other language.

    2. To amend each Portfolio's fundamental limitation concerning borrowing to enhance each Portfolio's ability to borrow money.

    3. To amend each Portfolio's fundamental limitation concerning making loans to enhance each Portfolio's ability to make loans.

    4. To reclassify each Portfolio's fundamental limitation concerning pledging assets as non-fundamental, and to amend certain language.

    5. To reclassify each Portfolio's fundamental limitation concerning investment in securities for the purpose of exercising control as non-fundamental.

    6. To amend each Portfolio's fundamental limitation concerning investment in real estate and commodities to clarify each Portfolio's ability to invest in commodities contracts relating to financial instruments.

    7. To reclassify each Portfolio's fundamental limitation concerning short sales and margins sales as non-fundamental, and to amend certain language.

    8. To reclassify each Portfolio's fundamental limitation concerning investment in securities of investment companies as non-fundamental, and to amend certain language.

    9. To amend each Portfolio's fundamental limitation concerning the issuance of senior securities to clarify each Portfolio's ability to issue senior securities.

    10. To reclassify each Portfolio's fundamental limitation concerning investment in securities of an issuer whose securities are owned by officers and trustees of the Trust as non-fundamental.

    11. To reclassify each Portfolio's fundamental limitation concerning investment of more than 5% of total assets in securities of companies with less than three years of operating history as non-fundamental.

    12. To eliminate each Portfolio's fundamental limitation concerning investment in warrants, puts, calls, straddles, spreads or combinations thereof.

    13. To authorize the Board of Trustees to appoint or replace investment sub-advisers recommended by SFM for the Trust's Core Fixed Income Portfolio without Shareholder approval of such sub-advisers' contracts.

    14. To approve the selection of SFM as the Investment Adviser to the Trust's Core Fixed Income Portfolio, and to approve the Investment Advisory Agreement between the Trust, on behalf of the Core Fixed Income Portfolio, and SFM.

    15. To approve the selection of Boston Partners Asset Management, L.P. ("Boston"), as a sub-adviser to the Small Cap Value Portfolio, and to approve a sub-advisory agreement between SFM and Boston.

    16. To approve the selection of BlackRock Financial Management, Inc. ("BlackRock"), as a sub-adviser to the Core Fixed Income Portfolio, and to approve a sub-advisory agreement between SFM and BlackRock.

    17. To approve the selection of Firstar Investment Research & Management Company ("FIRMCO") as a sub-adviser to the Core Fixed Income Portfolio, and to approve a sub-advisory agreement between SFM and FIRMCO.

    18. To approve the selection of Western Asset Management Company ("Western") as a sub-adviser to the Core Fixed Income Portfolio, and to approve a sub-advisory agreement between SFM and Western.

  Proposals 1 through 12 relate to revisions to the Core Fixed Income and Small Cap Value Portfolios' investment limitations. The intent is to update, restructure and/or reclassify the investment limitations to the extent permitted by applicable law in order to reflect regulatory developments, provide the flexibility to adapt to developments in the securities markets, and to improve management efficiency by making the investment limitations as consistent as possible. In addition, the Proposals will minimize the need to call Shareholder meetings in the future to change certain investment limitations.

  Proposals 13 and 14 relate to the "Manager of Managers" structure approved by the Trust's Board of Trustees for the Core Fixed Income Portfolio, wherein SFM, which already acts as investment adviser to ten other Portfolios of the Trust, will act as investment adviser to the Portfolio and recommend to the Trustees which investment sub-advisers to appoint and replace for the Portfolio. Apart from Shareholder approval, this structure requires an order of exemption from the SEC before becoming operative. It is anticipated that if and when exemptive relief is granted, the Manager of Managers structure will enable the Trust to achieve a higher degree of management efficiency and will reduce the need for Shareholder meetings in the future. In connection with the Manager of Managers structure, the Trustees have approved the selection of SFM as Investment Adviser to the Portfolio, and a new investment advisory agreement with SFM for the Portfolio.

  Proposals 15 through 18 relate to approval of the selection of the current investment adviser to the Core Fixed Income Portfolio to serve as investment sub-adviser to the Portfolio, approval of certain new investment sub-advisers to the Small Cap Value and Core Fixed Income Portfolios, and approval of a form of sub-advisory agreement for the Portfolios. If the Manager of Managers structure is implemented, and an SEC order is obtained, the Trustees would be able, upon the recommendation of SFM and without Shareholder approval, to replace these sub-advisers and/or appoint additional sub-advisers to this and the other Portfolios, and to utilize investment sub-advisory agreements for the Portfolios whose terms are different from those currently in use by the Trust.

  In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting.

                                            BY ORDER OF THE BOARD OF TRUSTEES

                                            RICHARD W. GRANT, SECRETARY

  All Shareholders are cordially invited to attend the Meeting. However, if you are unable to be present at the Meeting, you are requested to mark, sign, and date the enclosed Proxy and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted.

  Shareholders of record at the close of business on September 14, 1995 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

September 30, 1995

                        SEI INSTITUTIONAL MANAGED TRUST
                                2 OLIVER STREET
                               BOSTON, MA 02109
                               -----------------

                                PROXY STATEMENT

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of SEI Institutional Managed Trust (the "Trust") for use at the Special Meeting of Shareholders to be held on November 13, 1995, at 3:30 p.m., at the offices of SEI Financial Management Corporation ("SFM"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, and at any adjourned session thereof (such meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of the Trust's Small Cap Value and Core Fixed Income Portfolios (each a "Portfolio" and, together, the "Portfolios") of record at the close of business on September 14, 1995 ("Shareholders"), are entitled to vote at the Meeting. The table below sets forth the approximate number of units of beneficial interest ("shares") issued and outstanding for each Portfolio.

                                NET ASSETS               SHARES OUTSTANDING
        PORTFOLIO        AS OF SEPTEMBER 14, 1995     AS OF SEPTEMBER 14, 1995
        ---------        ------------------------     ------------------------
      Small Cap Value        $107,124,870.96                8,569,055.379
      Core Fixed Income      $416,455,268.83               39,864,557.696

  Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting.

  In addition to the solicitation of proxies by mail, Trustees and officers of the Trust and officers and employees of SFM, the current Manager and Shareholder Servicing Agent for the Trust, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The general cost of solicitation will be borne by the Trust, except that SFM will bear a portion of the overall cost of the Proxy Statement relating to the approval of SFM as investment adviser. The proxy and this Proxy Statement are being mailed to Shareholders on or about September 30, 1995.

  Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Trust at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

                                 INTRODUCTION

  The Trust is organized as a Massachusetts business trust and is not required to hold annual meetings of Shareholders. The Meeting is being called in order to permit the Shareholders of the Small Cap Value and Core Fixed Income Portfolios of the Trust to vote on a number of issues related to the investment limitations of those Portfolios, as well as to allow Shareholders of the Core Fixed Income Portfolio to vote on a new management structure, approve the selection of a new investment adviser and new sub-advisers, and adopt new investment advisory and sub-advisory agreements in connection with the approval of those new relationships. In addition, Shareholders of the Small Cap Value Portfolio will vote upon a new sub-adviser and a new sub-advisory agreement for the Portfolio.

  SHAREHOLDERS OF THE SMALL CAP VALUE PORTFOLIO NEED ONLY CONSIDER THE INFORMATION CONTAINED IN SECTIONS I, IV AND V OF THIS PROXY STATEMENT. SHAREHOLDERS OF THE CORE FIXED INCOME PORTFOLIO SHOULD CONSIDER THE INFORMATION CONTAINED IN EACH SECTION OF THIS PROXY STATEMENT. Shareholders of the Trust's Large Cap Growth, Large Cap Value, Capital Appreciation, Small Cap Growth, High Yield Bond, Equity Income, Balanced, Mid-Cap, and Bond Portfolios have been solicited by prior proxy statements containing substantially the same proposals as this Proxy Statement. The Real Estate Securities Portfolio has not yet been publicly offered, and its sole Shareholder, SFM, approved the Proposals contained in Section I of this Proxy Statement on July 10, 1995. Shareholders of the Capital Growth Portfolio approved the Proposals contained in Section I of this Proxy Statement on July 10, 1995.

  The Proposals contained in Section I of this Proxy Statement require action by the Shareholders of each of the Core Fixed Income and Small Cap Value Portfolios. The Proposals contained in Sections II and III of this Proxy Statement require action by the Shareholders of the Core Fixed Income Portfolio. Before becoming fully operative, the "Manager of Managers" structure discussed in Section II requires an order of exemption from the Securities and Exchange Commission (the "SEC"). The Proposals contained in
Section IV of this Proxy Statement request that the Shareholders of the Small Cap Value and Core Fixed Income Portfolios approve the selection of certain additional investment sub-advisers to the Portfolios, and a new form of investment sub-advisory agreement. Shareholders of the Core Fixed Income Portfolio will also be asked to approve the selection of the current adviser to the Portfolio as a sub-adviser to the Portfolio. The table below sets forth the Proposals:

 PROPOSAL
 NUMBER(S)   PORTFOLIO(S)                           ISSUE
 ---------   ------------                           -----
   1-12    Core Fixed Income Proposals 1 through 12 relate to revisions to the
           Small Cap Value   Core Fixed Income and Small Cap Value Portfolios'
                             investment limitations. The intent is to update,
                             restructure and/or reclassify the investment limi-
                             tations to the extent permitted by applicable law
                             in order to reflect regulatory developments, pro-
                             vide the flexibility to adapt to developments in
                             the securities markets, and to improve management
                             efficiency by making the investment limitation as
                             consistent as possible. In addition, the Proposals
                             will minimize the need to call Shareholder meet-
                             ings in the future to change certain investment
                             limitations.

 PROPOSAL
 NUMBER(S)   PORTFOLIO(S)                           ISSUE
 ---------   ------------                           -----
    13     Core Fixed Income To authorize the Board of Trustees to appoint ad-
                             ditional or replacement investment sub-advisers
                             without Shareholder approval of such sub-advisers'
                             contracts. This proposal relates to the "Manager
                             of Managers" structure wherein SFM, which already
                             acts as investment adviser to ten other Portfolios
                             of the Trust, will act as investment adviser for
                             the Portfolio and recommend to the Trustees which
                             investment sub-advisers to appoint and replace for
                             the Portfolio. Apart from Shareholder approval,
                             this structure requires an order of exemption from
                             the SEC before becoming operative.
    14     Core Fixed Income To authorize SFM to act as investment Adviser to the Portfolio and approve the Proposed Investment
                             Advisory Agreement between the Portfolio and SFM.
                             This proposal relates to the implementation of the
                             "Manager of Managers" structure.
    15     Small Cap Value   To approve the selection of Boston Partners Asset
                             Management, L.P. ("Boston") as an investment sub-
                             adviser for the Small Cap Value Portfolio, and to
                             approve the form of investment sub-advisory agree-
                             ment between SFM and Boston.
    16     Core Fixed Income To approve the selection of BlackRock Financial
                             Management, Inc. ("BlackRock") as an investment
                             sub-adviser for the Core Fixed Income Portfolio,
                             and to approve the form of investment sub-advisory
                             agreement between SFM and BlackRock.
    17     Core Fixed Income To approve the selection of Firstar Investment Re-
                             search and Management Company ("FIRMCO") as an in-
                             vestment sub-adviser for the Core Fixed Income
                             Portfolio, and to approve the form of investment
                             sub-advisory agreement between SFM and FIRMCO.
    18     Core Fixed Income To approve the selection of Western Asset Manage-
                             ment ("Western") as an investment sub-adviser for
                             the Core Fixed Income Portfolio, and to approve
                             the form of investment sub-advisory agreement be-
                             tween SFM and Western.

SECTION I.

  The Proposals in Section I relate to certain changes to the fundamental investment limitations of the Small Cap Value and Core Fixed Income Portfolios. The Proposals regarding these Portfolios' investment limitations are designed to establish a new set of fundamental and non-fundamental investment limitations for those Portfolios by amending certain of the existing fundamental investment limitations and reclassifying others as non-fundamental. The Investment Company Act of 1940 (the "1940 Act") and the securities laws of certain states require investment companies to adopt certain investment policies, including investment limitations, that can be changed only by a Shareholder vote. Investment companies may also elect to designate other policies as policies that may be changed only by a Shareholder vote. Both types of policies are "fundamental" policies. In addition, investment companies may elect to designate other policies as policies that may be changed by the Board of Trustees, without a Shareholder vote; and such policies are referred to as "non-fundamental" policies. Each Portfolio is treated as a separate investment company and adopts its own fundamental and non-fundamental policies and limitations.

  The Portfolios' fundamental investment policies and limitations are set forth in the Trust's prospectuses and statement of additional information. The Trustees have elected to reclassify some limitations as non-fundamental and/or modify other fundamental limitations in order to: (1) update the policies and limitations to reflect regulatory developments; (2) improve the Portfolios' ability to adapt to developments in the securities markets; and (3) improve management efficiency by making the Portfolios' limitations as consistent as possible. In some cases, the Portfolios adopted fundamental limitations to comply with federal or state regulatory requirements that have changed. The Trustees have determined that it is not in the Portfolios' interest to have Shareholders vote whenever regulatory changes require or permit the Portfolios to change their investment limitations. To the extent that Shareholders vote to reclassify certain limitations as non-fundamental, the Trustees will be able to change such limitations without future Shareholder votes.

  In addition, securities markets are evolving rapidly and the Portfolios' advisers need flexibility, subject to Trustee oversight and general considerations of prudence, to keep up with developments. Finally, it is more efficient from a management and compliance point of view if each Portfolio has the same limitations to the extent feasible. For this reason, it is believed that investment limitations should only be fundamental where specifically required by law. EACH PORTFOLIO'S FUNDAMENTAL INVESTMENT OBJECTIVE, AS DISTINGUISHED FROM ITS INVESTMENT LIMITATIONS, WILL NOT BE CHANGED.

  The proposed amendments to each Portfolio's fundamental limitations will become effective immediately upon Shareholder approval. For each Portfolio, if a Proposal is not approved by vote of the Shareholders of the Portfolio, the current limitations will remain in effect.

1. PROPOSAL TO COMBINE EACH PORTFOLIO'S FUNDAMENTAL LIMITATION CONCERNING DIVERSIFICATION WITH EACH PORTFOLIO'S FUNDAMENTAL LIMITATION CONCERNING THE ACQUISITION OF MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF ANY ONE ISSUER, AND TO AMEND CERTAIN OTHER LANGUAGE.

  At the Meeting, Shareholders of each Portfolio will vote separately regarding the combination of each Portfolio's fundamental limitation on diversification with its fundamental limitation on acquiring more than 10% of the voting securities of an issuer. These limitations currently read as follows:

    No Portfolio may purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer. This restriction applies to

  75% of each Portfolio's total assets. This restriction does not apply to the Real Estate Securities Portfolio.

    No Portfolio may acquire more than 10% of the voting securities of any one issuer.

  It is proposed that each Portfolio's current fundamental limitations be replaced with the following fundamental limitation:

    With respect to 75% of its total assets, no Portfolio other than the Real Estate Securities Portfolio may (i) purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

  As revised, this single limitation will conform to the diversification requirements of the 1940 Act. If the Proposal is approved, each Portfolio would be required to invest 75% of its total assets so that no more than 5% of total assets would be invested in any one issuer, and so that each Portfolio owned no more than 10% of the voting securities of any such issuer. The portion of the limitation relating to acquiring more than 10% of the voting securities of any issuer previously applied to all of each Portfolio's assets, but under the amended limitation will apply only to 75% of each Portfolio's assets. As to the remaining 25% of total assets, there would be no direct limitation on the amount of assets each Portfolio could invest in any single issuer or the amount of voting securities of a single issuer that each Portfolio could hold, so long as such position did not contravene each Portfolio's policy regarding investment for the purpose of exercising control over an issuer. This would permit each Portfolio, for example, to invest 25% of its total assets in a single issuer's securities, or to invest 10% of its total assets in securities of one issuer and 15% in securities of another issuer. Having increased flexibility to acquire larger positions in the securities of individual issuers may provide opportunities to enhance each Portfolio's performance. At the same time, investing a larger percentage of a Portfolio's assets in a single issuer's securities increases the Portfolio's exposure to credit and other risks associated with that issuer's financial condition and business operations, including market risk and the risk of bankruptcy or default.

  Adoption of the proposed limitation regarding diversification is not expected to affect the way in which the Portfolios are managed, the investment performance of the Portfolios, or the instruments in which they invest, and the Portfolios will continue to attempt to conform to the "diversification" requirements for regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code").

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 1.
                                                    ---

2. PROPOSAL TO AMEND EACH PORTFOLIO'S FUNDAMENTAL LIMITATION CONCERNING
   BORROWING.

  At the Meeting, the Shareholders of each Portfolio will vote separately regarding the amendment of each Portfolio's fundamental limitation regarding borrowing, which currently is stated as follows:

    No Portfolio may borrow money, except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of total assets provided further that the Large Cap Growth, Small Cap Value, and High Yield Bond Portfolios will not purchase securities while borrowings exceed 5% of total assets. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowing will be repaid before making additional investments and any interest paid on such borrowing will reduce income.

  It is proposed that each Portfolio's current fundamental limitation be replaced with the following amended fundamental limitation concerning borrowing:

    No Portfolio may borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Portfolio to purchase securities or require a Portfolio to segregate assets are not considered to be borrowings. To the extent that its borrowings exceed 5% of its assets,
  (i) all borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income, and (ii) asset coverage of at least 300% is required.

  The primary purpose of this Proposal is to amend and update each Portfolio's limitation on borrowing to clarify its application in light of current law and interpretations thereof by regulatory authorities. As amended, the limitation will afford each Portfolio increased flexibility in making investment decisions, and may enable the Portfolios to take advantage of changing market conditions.

  Under positions established by the SEC staff, investment strategies which obligate a Portfolio to purchase securities at a future date or otherwise require that a Portfolio segregate assets, are considered to be "borrowings." However, by segregating assets equal to the amount of such "borrowings" as required by Section 18 of the 1940 Act, these investment strategies will not result in the issuance of "senior securities" by the Portfolio and, as a result, will not lead the Portfolio to be leveraged in the traditional sense since the Portfolio's ability to borrow is reduced by one dollar for every dollar of its assets that is segregated.

  Adoption of the proposed limitation is not expected to have a material impact in the foreseeable future on the management of the Portfolios, the investment performance of the Portfolios, or the securities or instruments in which each of the Portfolios may invest. If the Proposal is approved, the amended fundamental limitation regarding borrowing cannot be changed with respect to a Portfolio without the vote of the Shareholders of that Portfolio.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 2.
                                                    ---

3. PROPOSAL TO AMEND EACH PORTFOLIO'S FUNDAMENTAL LIMITATION CONCERNING MAKING LOANS.

  At the Meeting, Shareholders of each Portfolio will vote separately regarding the amendment of each Portfolio's fundamental limitation concerning loans, which is currently stated as follows:

    No Portfolio may make loans, except that (i) each Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies; (ii) each Portfolio may enter into repurchase agreements, provided that repurchase agreements maturing in more than seven days, restricted securities and other securities which are not readily marketable are not to exceed, in the aggregate, 10% of the Portfolio's total assets, except for the Mid-Cap Growth and Real Estate Securities Portfolios, which cannot exceed 15% of such Portfolio's total assets; and (iii) the Large Cap Growth, Large Cap Value, Small Cap Value, Small Cap Growth, Capital Appreciation, Equity Income, Balanced, Capital Growth, Real Estate Securities and High Yield Bond Portfolios may engage in securities lending as described in the Prospectuses and the Statement of Additional Information.

  It is proposed that each Portfolio's current limitation be replaced with the following fundamental investment limitation governing lending:

    No Portfolio may make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Portfolio may
  (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

  The primary purpose of this Proposal is to amend and update each Portfolio's limitation on lending to clarify its application in light of current law and interpretations thereof by regulatory authorities. As amended, the limitation will afford each Portfolio increased flexibility in making investment decisions, and may enable the Portfolios to take advantage of changing market conditions. In addition, the new limitation will enable the Core Fixed Income Portfolio to lend its securities. In securities lending transactions, although there may be risks of delay in recovery of the loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent, a Portfolio may be able to realize additional income.

  With respect to investments in illiquid and restricted securities, the new limitation will not include any restrictions. Instead, the Trustees have adopted separate non-fundamental limitations concerning investment in illiquid and restricted securities which are detailed below.

  Adoption of the proposed limitation on lending is not expected to affect in the foreseeable future the way in which the Portfolios are managed, the investment performance of the Portfolios, or the instruments in which they invest. If the Proposal is approved, the new fundamental lending limitation cannot be changed without a future vote of Shareholders.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 3.
                                                    ---

4. PROPOSAL TO RECLASSIFY EACH PORTFOLIO'S FUNDAMENTAL LIMITATION CONCERNING PLEDGING ASSETS AS NON-FUNDAMENTAL, AND TO AMEND CERTAIN LANGUAGE.

  At the Meeting, the Shareholders of each Portfolio will vote separately to reclassify as non-fundamental each Portfolio's fundamental limitation concerning pledging, mortgaging or hypothecating its assets, which currently is stated as follows:

    No Portfolio may pledge, mortgage or hypothecate assets except to secure temporary borrowing permitted by [the Portfolio's fundamental limitation on borrowing] in aggregate amounts not to exceed 10% of total assets of such Portfolio taken at current value at the time of the incurrence of such loan.

  It is proposed that this limitation concerning pledging, mortgaging or hypothecating its assets be amended to read as follows:

    No Portfolio may pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Portfolio's fundamental limitation on borrowing.

  The Trustees recommend that the Shareholders vote to reclassify this limitation since it is not legally required to be fundamental. The proposed non-fundamental limitation on pledging assets, when considered in conjunction with the amended fundamental limitation on lending, will afford the Portfolios greater flexibility and may allow the Portfolios to take advantage of changing market conditions. However, when a Portfolio pledges its assets, there may be risks of delay in recovery of the assets pledged, or even loss of rights in the pledged assets should the party to whom the assets have been pledged fail financially or become insolvent.

  Nonetheless, if approved, this Proposal is not expected to have a material impact on the management of any of the Portfolios, the investment performance of the Portfolios, or the securities or instruments in which each of the Portfolios may invest, and it is not expected that the Portfolios' overall policy with respect to pledging assets will change in the near future. If the Proposal is approved, the non-fundamental limitation concerning pledging, mortgaging or hypothecating can be changed with respect to a Portfolio without the vote of the Shareholders of that Portfolio. Any change in a Portfolio's investment strategies will be disclosed to Shareholders.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 4.
                                                    ---
5. PROPOSAL TO RECLASSIFY EACH PORTFOLIO'S FUNDAMENTAL LIMITATION CONCERNING INVESTMENT IN SECURITIES FOR THE PURPOSE OF EXERCISING CONTROL AS NON-FUNDAMENTAL.

  At the Meeting, the Shareholders of each Portfolio will vote separately regarding the reclassification as non-fundamental each Portfolio's fundamental limitation concerning investment in securities for the purpose of exercising control over management of any company, which currently is stated as follows:

    No Portfolio may invest in companies for the purpose of exercising control.

  Reclassification of the fundamental limitation as non-fundamental will not affect the current management of the Portfolios, the investment performance of the Portfolios, or the securities or instruments in which each of the Portfolios may invest. The Portfolios have no present intention to invest in companies for the purpose of exercising control, and it is not expected that the Portfolios' policy with respect to investing in companies for the purpose of exercising control will change in the near future. However, if the Proposal is approved, the non-fundamental limitation regarding investing for the purpose of exercising control over management of any company can be changed with respect to a Portfolio without the vote of the Shareholders of that Portfolio so that, in the future, the Portfolios may invest in companies in order to exercise control over management. Should the Portfolios elect to invest in companies for the purpose of exercising control, there is a risk that the investment advisers may not be qualified to exercise control over a company in a manner that increases Shareholder value. In addition, by exercising control over a company, the Portfolios would be subject to increased filing fees under the 1933 Act, as well as additional administrative expenses associated with controlling a company.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 5.
                                                    ---
6. PROPOSAL TO AMEND EACH PORTFOLIO'S FUNDAMENTAL LIMITATION CONCERNING INVESTMENT IN REAL ESTATE AND COMMODITIES.

  At the Meeting, Shareholders of each Portfolio will vote separately regarding the amendment of each Portfolio's fundamental limitation with respect to investing in real estate and commodities, which is currently stated as follows:

    No Portfolio may purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts. However, subject to the permitted investments, the Portfolios may purchase obligations issued by companies which invest in real estate, commodities or commodities contracts.

  It is proposed that each Portfolio's current fundamental limitation be replaced with the following amended fundamental limitation concerning investment in real estate and commodities:

    No Portfolio may purchase or sell real estate, physical commodities, or commodities contracts, except that each Portfolio may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts, and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

  The primary purpose of this Proposal is to amend and update each Portfolio's limitation on investing in real estate and commodities to clarify its application in light of current law and interpretations thereof by regulatory authorities. If the Proposal is approved, the amended fundamental limitation regarding investment in real estate and commodities cannot be changed with respect to a Portfolio without the vote of the Shareholders of that Portfolio.

  Adoption of the proposed limitation concerning real estate is not expected to significantly affect the way in which the Portfolios are managed or the way in which securities or instruments are selected for the Portfolios. The Portfolios will not acquire real estate. However, the proposed limitation would clarify several points. First, the proposed limitation would make it explicit that the Portfolios may acquire a security or other instrument that is secured by a mortgage or other right to foreclose on real estate, in the event of a default. Second, the proposed limitation would clarify the fact that the Portfolios may invest in securities issued or guaranteed by companies engaged in acquiring, constructing, financing, developing, or operating real estate projects (e.g., securities of issuers that develop various industrial, commercial, or residential real estate projects such as factories, office buildings, or apartments). Any investments in these securities or other instruments are, of course, subject to each Portfolio's investment objective and policies, as well as to other limitations regarding diversification and concentration in particular industries. Moreover, to the extent that the Portfolios invest to a greater degree in real estate related securities, they will be subject to the risks of the real estate market.

  Adoption of the proposed limitation regarding commodities and commodities contracts is intended to make clear the fact that the Portfolios may engage to the extent permitted by law in transactions involving commodities contracts relating to financial instruments (i.e., financial futures contracts and options on such contracts). Thus, while no Portfolio may acquire physical commodities or futures contracts thereon, a Portfolio may, with the approval of the Board of Trustees and upon proper disclosure in its Prospectus, invest in financial futures and options.

  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. To the extent approved by the Board of Trustees, each Portfolio may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. Similarly, each Portfolio may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Each Portfolio that engages in futures transactions will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. Further, each such Portfolio will limit its use of futures to the extent necessary to qualify for exemption from regulation by the Commodities Futures Trading Commission.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 6.
                                                    ---
7. PROPOSAL TO RECLASSIFY EACH PORTFOLIO'S FUNDAMENTAL LIMITATION CONCERNING SHORT SALES AND MARGIN SALES AS NON-FUNDAMENTAL, AND TO AMEND CERTAIN LANGUAGE.

  At the Meeting, Shareholders of each Portfolio will vote separately to reclassify the limitation with respect to purchases on margin and short sales as non-fundamental and to amend certain language in the limitation. The limitation is currently stated as follows:

    No Portfolio may make short sales of securities, maintain a short position, or purchase securities on margin, except that each Portfolio may obtain short-term credits as necessary for the clearance of security transactions.

  It is proposed that each Portfolio's current fundamental investment be replaced with the following non-fundamental limitation that conforms with legal requirements imposed by applicable law:

    No Portfolio may purchase securities on margin or effect short sales, except that each Portfolio may (i) obtain short-term credits as necessary for the clearance of security transactions, (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts, and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

  The primary purpose of reclassifying the Proposal is to remove an unnecessary fundamental limitation that is not required to be fundamental. In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against the box," an investor sells securities short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through its ownership of warrants, options, or convertible bonds. The proposed non-fundamental limitation would clarify that short sales against the box are not deemed to constitute short sales of securities.

  Certain state regulations currently prohibit mutual funds from entering into any short sales other than short sales against the box. If the proposal is approved, however, the Board of Trustees would be able to change each Portfolio's proposed non-fundamental limitation in the future, without a vote of Shareholders, if state regulations were to change to permit other types of short sales, or if waivers from existing requirements were available, subject to appropriate disclosure to investors. Pursuant to this limitation, each Portfolio may make short sales in accordance with asset segregation requirements imposed by the SEC staff. However, until certain state regulations are changed to permit otherwise, the Portfolios will only sell short against the box. In the event that these state regulations are eliminated, and upon appropriate disclosure by a Portfolio, the Portfolios may engage in other types of short sales.

  Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. Each Portfolio's current fundamental limitation prohibits the Portfolio from purchasing securities on margin, except that each Portfolio may purchase securities on margin to obtain such short-term credits as may be necessary for the clearance of transactions, and may make initial and variation margin payments in connection with the purchase and sale of futures contracts and options on futures contracts.

  Since the Portfolios have no present intention to make short sales, reclassification of this fundamental limitation is unlikely to affect each Portfolio's investment techniques at this time. Similarly, although reclassification of each Portfolio's fundamental limitation on margin purchases is unlikely to affect the Portfolio's investment techniques at this time, in the event of a change in federal regulatory requirements, each Portfolio may alter its investment practices in the future. Any substantial change in a Portfolio's investment strategies will be disclosed to Shareholders. In addition, it is believed that efforts to standardize this investment limitation will facilitate investment compliance efforts and are in the best interests of Shareholders.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 7.
                                                    ---

8. PROPOSAL TO RECLASSIFY EACH PORTFOLIO'S FUNDAMENTAL LIMITATION CONCERNING INVESTMENT IN SECURITIES OF INVESTMENT COMPANIES AS NON-FUNDAMENTAL, AND TO AMEND CERTAIN LANGUAGE.

  At the Meeting, the Shareholders of each Portfolio will vote separately to approve certain amended language and to reclassify as non-fundamental the Portfolio's fundamental limitation concerning investment in securities of any investment company, which currently is stated as follows:

    No Portfolio may purchase securities of other investment companies except as permitted by the 1940 Act, and the rules and regulations thereunder, and may only purchase money market open-end investment companies. Under these rules and regulations, a Portfolio is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Portfolio owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the total Portfolio assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Portfolio. A Portfolio's purchase of such investment company securities results in the bearing of expenses such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

  It is proposed that each Portfolio's current fundamental limitation be replaced with the following non-fundamental limitation concerning investment in securities of investment companies:

    No Portfolio may invest its assets in securities of any investment company, except (i) by purchase in the open market involving only customary brokers' commissions, (ii) in connection with mergers, acquisitions of assets, or consolidations, or (iii) as otherwise permitted by the 1940 Act.

  The primary purpose of this Proposal is to amend and update each Portfolio's limitation on investing in investment companies to clarify its application in light of current law and interpretations thereof by regulatory authorities. If the Proposal is approved, each Portfolio's policy regarding investment in securities of investment companies can be changed with respect to a Portfolio without the vote of the Shareholders of that Portfolio.

  The ability of mutual funds to invest in other investment companies is restricted by the 1940 Act and by some state blue sky laws. Each Portfolio's current fundamental limitation recites certain of federal and state restrictions. The federal restrictions will remain applicable to each Portfolio whether or not they are recited in a fundamental limitation. In addition, the Portfolios will comply with all currently applicable state regulations. However, should such state regulations be relaxed or eliminated in the future, having the limitation as non-fundamental will allow the Trustees to change the limitation without the vote of the Shareholders. This will afford the Portfolios increased flexibility in making investment decisions, and may allow the Portfolios to respond rapidly to changing market conditions.

  Under both the previous limitation and the new non-fundamental limitation, investment company shares that are purchased by a Portfolio shall be limited to shares of money market open-end investment companies and SFM and the sub-adviser will waive their respective advisory fees on that portion of the Portfolio's assets placed in such money market open-end investment companies. Absent such fee waivers, each Portfolio's purchase of investment company securities would result in the Shareholders indirectly bearing a portion of the operating expenses of such investment companies, including advisory fees. In the event that state regulations are changed in the future to permit investments in other types of mutual funds, the Portfolios will be subject to risks that are different (but not necessarily greater) than investments in money-market investment companies.

  Reclassification of the above fundamental limitation as non-fundamental is not expected to have any current impact on each Portfolio's investment practices or the securities or instruments in which each Portfolio invests, and it is not expected that the Portfolios' policy with regard to investing in other investment companies will change in the near future.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 8.
                                                    ---

9. PROPOSAL TO AMEND EACH PORTFOLIO'S FUNDAMENTAL LIMITATION CONCERNING THE ISSUANCE OF SENIOR SECURITIES.

  At the Meeting, Shareholders of each Portfolio will vote separately regarding the amendment of each Portfolio's fundamental limitation with respect to the issuance of senior securities, which is currently stated as follows:

    No Portfolio may issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in the Prospectuses and the Statement of Additional Information or as permitted by rule, regulation or order of the Securities and Exchange Commission (the "SEC").

  It is proposed that each Portfolio's current fundamental limitation be replaced with the following amended fundamental limitation concerning the issuance of senior securities:

    No Portfolio may issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission (the "SEC").

  The primary purpose of this Proposal is to amend and update each Portfolio's limitation on senior securities to clarify its application in light of current law and interpretations thereof by regulatory authorities. In addition, the amended fundamental limitation will conform to the limitations of other investment companies managed by SFM.

  Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund which has a claim to the fund's assets or earnings that takes precedence over the claims of the fund's shareholders. The 1940 Act generally prohibits mutual funds from issuing senior securities; however, as long as certain conditions are satisfied, mutual funds are permitted to engage in certain types of transactions that might be considered to result in the issuance of "senior securities." For example, a transaction which obligates a fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is further away than the normal settlement period) may be considered a "senior security." A mutual fund, however, is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in an amount equal to its obligation to pay cash for the securities at a future date. Each Portfolio will utilize transactions that may be considered "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act. In addition, the Trust may issue additional classes of shares in accordance with Rule 18f-3 under the 1940 Act.

  If the Proposal is approved, the amended fundamental limitation regarding the issuance of senior securities cannot be changed with respect to a Portfolio without the vote of the Shareholders of that Portfolio. Adoption of the proposed limitation on senior securities is not expected to affect the way in which each Portfolio is managed, the investment performance of each Portfolio, or the securities or instruments in which each Portfolio invests.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 9.
                                                    ---

10. PROPOSAL TO RECLASSIFY EACH PORTFOLIO'S FUNDAMENTAL LIMITATION CONCERNING INVESTMENT IN SECURITIES OF AN ISSUER WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES OF THE TRUST AS NON-FUNDAMENTAL.

  At the Meeting, the Shareholders of each Portfolio will vote separately regarding reclassifying as a non-fundamental policy the Portfolio's fundamental limitation concerning investment in securities of an issuer if those officers and Trustees of the Trust or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities. This limitation is currently stated as follows:

    No Portfolio may purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment adviser to the Trust owns beneficially more than 1/2 of the 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

  The purpose of this Proposal is to reclassify the limitation as non-fundamental. This investment limitation was originally adopted to address state blue sky regulations in connection with the registration of shares of the Portfolios for sale. Only one state currently requires such a limitation. It is believed that this fundamental investment limitation should be reclassified since, while it has not precluded investments in the past, its reclassification potentially will increase each Portfolio's flexibility when choosing investments in the future.

  If the Proposal is approved, each Portfolio's non-fundamental limitation regarding investment in securities of an issuer whose securities are owned to a certain extent by officers and Trustees of the Trust can be changed with respect to a Portfolio without the vote of the Shareholders of that Portfolio, as any such changes may be necessary or desirable in response to regulatory, market, legal, or other developments. Reclassification of the fundamental limitation as a non-fundamental limitation is not expected to affect the management of the Portfolios, the investment performance of the Portfolios, or the securities or instruments in which each of the Portfolios may invest. It is not expected that the Portfolios' policy with regard to the purchase of securities owned by officers and Trustees of the Trust will change in the near future.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 10.
                                                    ---

11. PROPOSAL TO RECLASSIFY EACH PORTFOLIO'S FUNDAMENTAL LIMITATION CONCERNING INVESTMENT OF MORE THAN 5% OF ITS TOTAL ASSETS IN SECURITIES OF COMPANIES WITH LESS THAN THREE YEARS OF OPERATING HISTORY AS NON-FUNDAMENTAL.

  At the Meeting, the Shareholders of each Portfolio will vote separately regarding reclassifying as a non-fundamental policy each Portfolio's fundamental limitation concerning investment of more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation, which currently is stated as follows:

    No Portfolio may purchase securities of any company which has (with predecessors) a record of less than three years continuing operations if, as a result, more than 5% of the total assets (taken at fair market value) would be invested in such securities.

  The purpose of this Proposal is to reclassify the limitation as non-fundamental. Newly formed issuers or "unseasoned issuers" are issuers with less than three years' continuous operation. The purpose of the limitation on investments in unseasoned issuers is to comply with state blue sky laws and limit the risks associated with investing in companies that have no proven track record in business and whose prospects are uncertain. The proposed non-fundamental investment limitation will clarify that each Portfolio's unseasoned issuers limitation is applicable only to securities issued by newly-formed entities engaged in a trade or business with a prior history of operations of less than three years, and not to government securities. The adoption of a standard non-fundamental limitation will facilitate compliance efforts and will enable the Portfolios to respond more promptly if applicable state laws change in the future.

  If the Proposal is approved, each Portfolio's non-fundamental limitation regarding investment of more than 5% of total assets in securities of companies with less than three years of operating history can be changed with respect to a Portfolio without the vote of the Shareholders of that Portfolio. Reclassification of the limitation as a non-fundamental limitation is not expected to affect the management of the Portfolios, the investment performance of the Portfolios, or the securities or instruments in which each of the Portfolios may invest. It is not expected that the Portfolios' policy with regard to the purchase of securities of companies with less than three years operating history will change in the near future.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 11.
                                                    ---

12. PROPOSAL TO ELIMINATE EACH PORTFOLIO'S FUNDAMENTAL LIMITATION CONCERNING INVESTMENT IN WARRANTS, PUTS, CALLS, STRADDLES, SPREADS OR COMBINATIONS THEREOF.

  At the Meeting, Shareholders of each Portfolio will vote separately to eliminate each Portfolio's fundamental limitation concerning investment in warrants, puts, calls, straddles, spreads, or combinations thereof, which is currently stated as follows:

    No Portfolio may purchase warrants, puts, calls, straddles, spreads or combinations thereof except that the Core Fixed Income, Bond, and High Yield Bond Portfolios may purchase investments with put features as described in the Prospectus and the Statement of Additional Information and the Large Cap Growth, Small Cap Value, Small Cap Growth, Mid-Cap Growth, Real Estate Securities,

  Core Fixed Income, and High Yield Bond Portfolios may invest in warrants and options as described in their Prospectuses and in the Statement of Additional Information.

  It is proposed that each Portfolio's fundamental limitation concerning investment in warrants, puts, calls, straddles, spreads, or combinations thereof be eliminated.

  If the Proposal is approved, each Portfolio may invest in warrants, puts, calls, straddles, spreads, or combinations thereof to the extent consistent with the 1940 Act, state blue sky regulations, and each Portfolio's investment objectives and policies and disclosure. Currently, the Large Cap Growth, Small Cap Value, Small Cap Growth, Mid-Cap, Real Estate Securities, Core Fixed Income and High Yield Bond Portfolios each have a non-fundamental limitation concerning the purchase of warrants which provides that so long as shares of those Portfolios are registered in Texas and such restrictions are required as a consequence of such registration, those Portfolios will not invest more than 5% of the Portfolios net assets in warrants; provided that, of this, no more than 2% will be invested in warrants that are not listed in the New York Stock Exchange. The Portfolios have no present intention to substantially alter their investment strategies in this regard. However, to the extent that regulatory or market developments make these investments more appropriate or necessary, this policy can be changed with respect to a Portfolio without the vote of the Shareholders of that Portfolio.

  A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. Each Portfolio may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Portfolio may seek to purchase in the future. Each Portfolio purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Portfolios, loss of the premium paid may be offset by an increase in the value of the Portfolios' securities or by a decrease in the cost of acquisition of securities by the Portfolios.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 12.
                                                    ---

  In addition to the foregoing fundamental and non-fundamental limitations, the Trustees have approved the adoption of two additional non-fundamental limitations for each Portfolio of the Trust. The new non-fundamental limitations, which relate to investments in illiquid and restricted securities, are consistent with the current regulatory requirements for investments in these types of securities. The non-fundamental limitation on illiquid securities provides that:

    No Portfolio may purchase illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its total assets would be invested in illiquid securities. Notwithstanding the foregoing, securities eligible to be re-sold under Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees.

  The non-fundamental limitation on restricted securities provides that:

    No Portfolio may purchase securities which must be registered under the 1933 Act, as amended, before they may be sold to the public, if, in the aggregate, more than 15% of its total assets would be invested in such restricted securities. Securities exempted from registration upon re-sale by Rule 144A under the 1933 Act are not deemed to be restricted securities for purposes of this limitation.

  The Portfolios currently have a similar fundamental limitation on investing in illiquid securities, which is contained in the fundamental limitation on making loans. (See Proposal 3, above.) Since the Portfolios are still subject to state regulations which limit the Portfolios' investments in illiquid securities, it is not expected that this new limitation, or the new limitation on restricted securities, will have a material impact on the Portfolios' investment techniques, performance, or management. However, as non-fundamental limitations, the Trustees can change these limitations with respect to a Portfolio without the vote of the Shareholders of that Portfolio.

  Rule 144A Securities are restricted securities that have not been registered under the 1933 Act, but which may be traded by certain qualified institutional investors, including investment companies. Certain state blue sky laws limit the ability of investment companies to invest in restricted securities, which as defined therein include Rule 144A Securities. While the Portfolios will continue to conform to all applicable state regulations, in the event that these state regulations are changed to permit the Portfolios to invest to a greater extent in restricted securities, upon approval by the Trustees, the Portfolios may do so without a further Shareholder vote. Any change in a Portfolio's investment strategies will be disclosed to Shareholders.

SECTION II.

  Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement would apply to appointment of sub-advisers to any Portfolio of the Trust for which SFM will act as investment adviser. The SEC has granted conditional exemptions from the shareholder approval requirements. The Trust has applied for such an exemption, and if it is granted and these Proposals are approved, the Board of Trustees would, without Shareholder approval, be able to appoint additional or replacement sub-advisers (herein, "Managers"). The Board would not, however, be able to replace SFM as investment adviser to each Portfolio of the Trust without complying with the 1940 Act and applicable regulations governing Shareholder approval of advisory contracts.

  The Proposals contained in Sections II and III of this Proxy Statement are intended to facilitate the efficient operation of the "Manager of Managers" structure and afford the Trust increased management flexibility. Assuming SFM, which currently serves as Investment Adviser and Manager of Managers for ten other Portfolios of the Trust, is approved as investment adviser to the Core Fixed Income Portfolio, it will continuously monitor the performance of the Managers and may from time to time recommend that the Board of Trustees replace one or more Managers or appoint additional Managers, depending on SFM's assessment of what combination of Managers it believes will optimize the Portfolio's chances of achieving its investment objective. Accordingly, while there is no way of knowing exactly how often SFM may recommend, and the Board approve, the selection of an additional Manager, or the replacement of an existing Manager, both of which would typically require a Shareholder meeting, it is likely that the Manager of Managers structure would result in more frequent Shareholder meetings than would otherwise be the case. However, if the SEC grants the exemption, the Trustees will not be required to call a Shareholder meeting each time a new sub-adviser is approved. Shareholder meetings entail substantial costs which could reduce the desired benefits of the Manager of Managers structure. These costs must be weighed against the benefits of Shareholder scrutiny of proposed contracts with additional or replacement Managers; however, even in the absence of Shareholder approval, any proposal to add or replace Managers would receive careful review. First, SFM would assess the Portfolio's needs and, if it believed additional or replacement Managers could benefit the Portfolio, would systematically search the relevant universe of available investment Managers. Second, any recommendations made by SFM would have to be approved by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" within the meaning of the 1940 Act. Finally, any selections of additional or replacement Managers would have to comply with conditions contained in the SEC exemption, if it is granted.

13. AUTHORIZATION FOR THE BOARD OF TRUSTEES TO APPOINT INVESTMENT SUB-ADVISERS TO THE CORE FIXED INCOME PORTFOLIO OF THE TRUST WITHOUT SEEKING APPROVAL BY THE PORTFOLIO'S SHAREHOLDERS OF THE CONTRACTS PURSUANT TO WHICH SUCH SUB-ADVISERS SERVE.

  This Proposal will facilitate the appointment of additional and replacement sub-advisers without a Shareholder vote if SFM serves as Manager of Managers for the Core Fixed Income Portfolio of the Trust. This arrangement requires the SEC's approval of SFM's application to implement the Manager of Managers structure.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 13.
                                                    ---

SECTION III.

  The Board of Trustees is recommending that Shareholders of the Core Fixed Income Portfolio approve SFM as the investment adviser to the Portfolio and approve the form of investment advisory agreement (the "Investment Advisory Agreement") between the Trust and SFM relating to the Portfolio (which is attached as Exhibit A to this Proxy Statement). The Trustees of the Trust, including all of the Trustees who are not "interested persons" of the Trust, approved the Investment Advisory Agreement with respect to the Portfolio at a meeting held on March 6, 1995. SFM already serves as investment adviser to ten other Portfolios of the Trust pursuant to an investment advisory agreement dated December 16, 1994, between SFM and the Trust, on behalf of those Portfolios.

  Other than the identity of the investment adviser, there are no material differences between the Investment Advisory Agreement and the existing investment advisory agreement of the other Portfolios of the Trust. While the level of compensation paid to SFM by the Core Fixed Income Portfolio for advisory services will be .15% higher than that paid to the current adviser, SFM's contractual management fee will be reduced by .15% for the Portfolio. As a result, the compensation received by SFM under the Investment Advisory Agreement and the Management Agreement will not increase from the level currently received by SFM for its management services, and the overall cost to the Portfolio of advisory and management services will not be increased. (See "Description of the Investment Adviser," below.)

  Duties Under the Investment Advisory Agreement. Under the Investment Advisory Agreement, SFM will serve as investment adviser to the Core Fixed Income Portfolio and will provide its proprietary investment adviser selection, monitoring, and asset allocation services to the Portfolio. Subject to Board approval, SFM, in turn, will enter into investment sub-advisory agreements with one or more sub-advisers (each a "Manager" and, collectively, the "Managers") to exercise investment discretion over the assets (or a portion of the assets) of the Portfolio. Consistent with its goal of using multiple Managers to carry out the Portfolio's investment objective and policies, SFM may provide specific portfolio security advice with respect to all or some portion of the Portfolio's assets.

  SFM will perform internal due diligence on prospective Managers for the Portfolio and monitor Manager performance using its proprietary investment adviser selection and monitoring process. SFM will be responsible for communicating performance targets and evaluations to Managers, supervising each Manager's compliance with the Portfolio's fundamental investment objectives and policies, authorizing Managers to engage in certain investment techniques for the Portfolio, and recommending to the Board of Trustees whether sub-advisory agreements should be renewed, modified or terminated. SFM also will recommend to the Board the addition of new Managers as it deems appropriate. (See Section II, above.)

  For its investment advisory services, SFM will receive an advisory fee from the Portfolio based on the Portfolio's assets. SFM will then pay the Managers out of this fee.

  Under this structure, the Trust will operate in a manner that is distinctly different from virtually all other investment companies. Most investment companies operate under a structure in which a single related group of companies provide investment advisory, administrative, and distribution services. Typically, the investment company pays the advisory fee to its investment adviser which, in turn, compensates internal portfolio managers who make specific securities selections. In contrast, the Trust will offer investors an opportunity to access, on a pooled investment basis, the core elements of SFM's investment adviser selection, monitoring, and asset allocation services. Under this "Manager of Managers" approach, SFM will recommend and, if the Trustees approve the recommendation, monitor for the Portfolio one or more Managers using a range of investment styles. (See
Section II, above.)

  Duration and Termination. Unless terminated earlier, the Investment Advisory Agreement shall continue in effect as to the Portfolio until on or about December 16, 1996, and thereafter, for periods of one year for so long as such continuance is specifically approved with respect to the Portfolio at least annually (i) by the vote of the holders of a majority of the outstanding shares of the Portfolio or by the Trustees of the Trust, and (ii) by the vote of a majority of those Trustees of the Trust who are not parties to the Investment Advisory Agreement or "interested persons" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Trustees of the Trust or with respect to the Portfolio by a vote of a majority of the outstanding shares of the Portfolio on not less than 30 days nor more than 60 days written notice to SFM. In addition, it is terminable by SFM upon 90 days written notice to the Trust.

  SFM will discharge its responsibilities subject to the supervision of, and policies set by, the Trustees of the Trust. The Investment Advisory Agreement provides that SFM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties thereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard by SFM of its obligations or duties thereunder.

  Description of the Investment Adviser. SFM is a wholly-owned subsidiary of SEI Corporation ("SEI"), a financial services company located at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658. SEI was founded in 1968 and is a leading provider of investment solutions to banks, institutional investors, investment advisers, and insurance companies. Affiliates of SFM have provided consulting advice to institutional investors for more than 20 years, including advice regarding selection and evaluation of investment advisers. As of August 31, 1995, SFM acted in a similar "Manager of Managers" role with respect to $2.2 billion of client assets, including ten other Portfolios of the Trust. SFM has served as Manager of Managers of the Small Cap Value and Large Cap Growth Portfolios since their commencement of operations on December 19, 1994, and of the High Yield Bond Portfolio since its commencement of operations on January 11, 1995. In addition, SFM has served as Manager of Managers of the Large Cap Value Portfolio since Shareholder approval on December 16, 1994, of the Equity Income, Balanced, Capital Appreciation and Bond Portfolios since Shareholder approval on July 10, 1995, and of the Small Cap Growth and Mid-Cap Portfolios since Shareholder approval on August 11 and August 14, 1995, respectively.

  SFM currently serves as investment adviser, manager and/or administrator to more than 30 investment companies, including more than 274 portfolios, which investment companies had more than $49.5 billion in assets as of August 31, 1995.

  In addition to serving as investment adviser to the ten Portfolios of the Trust, SFM serves as Manager of the Trust pursuant to a Management Agreement dated January 22, 1987. In connection with its role as Manager, SFM provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel and facilities, and acts as transfer agent, dividend disbursing agent, and shareholder servicing agent for certain classes of the Portfolios' shares.

  For its management services under the current management arrangements, SFM is entitled to a fee which is calculated daily and paid monthly at an annual rate of .43% of the average daily net assets of the Core Fixed Income Portfolio. SFM and the Managers may waive all or a portion of their respective fees in order to limit the operating expenses of a Portfolio. Any such waiver is voluntary and may be terminated at any time in their sole discretion.

  For the fiscal year ended September 30, 1994, the Trust paid to SFM the following management fees:

        PORTFOLIO           FEES PAID (000) FEE WAIVERS (000)
        ---------           --------------- -----------------
      Large Cap Value           $  799            $  0
      Capital Growth            $    0            $787
      Small Cap Growth          $1,023            $259
      Capital Appreciation      $3,649            $377
      Equity Income             $1,801            $149
      Balanced                  $  173            $ 81
      Mid-Cap                   $  329            $115
      Core Fixed Income         $1,031            $297
      Bond                      $  337            $131

--------
The Real Estate Securities, Small Cap Value, Large Cap Growth, and High Yield Bond Portfolios of the Trust had not commenced operations as of September 30, 1994.

  Once the Manager of Managers structure is in place, SFM's management fee will be reduced by .15% for the Core Fixed Income Portfolio in order to compensate for the increased advisory and sub-advisory fees payable under that structure.

  The table below sets forth information about the proposed level of fees payable to SFM both as Adviser and Manager, and to the Managers, assuming that the Shareholders of the Core Fixed Income Portfolio approve the Manager of Managers structure:

                                                                             SUB-ADVISORY
                                                                           FEE PAID BY SFM
                                                                            (BASED UPON A
                                                                              PERCENTAGE
                                                                            OF THE MARKET
                                     ADVISORY FEE        ADVISORY FEE    VALUE OF THE PORTION
                                  PAID TO SUB-ADVISER    PAID TO SFM      OF THE PORTFOLIO'S  ADMINISTRATION
                   PROPOSED          UNDER FORMER         UNDER NEW         ASSETS MANAGED     FEE PAID TO
 PORTFOLIO       SUB-ADVISER      ADVISORY AGREEMENT  ADVISORY AGREEMENT BY THE SUB-ADVISER)       SFM*
 ---------   -------------------- ------------------- ------------------ -------------------- --------------
 Core Fixed  Western Asset
  Income     Management                  .125%              .275%               .125%              .28%
             BlackRock Financial
             Management, Inc.              N/A                                   .15%
             Firstar Investment
             Research &
             Management Company            N/A                                   .10%

--------
* For the Core Fixed Income Portfolio, the contractual administration fee payable to SFM has been lowered by .15% in order to compensate for the increased level of advisory and sub-advisory fees payable under the Manager of Managers structure. However, the total level of fees payable to SFM, as well as the overall level of expenses for each Portfolio, will remain the same.

  Listed below are the names and principal occupations of each of the directors and the principal executive officers of SFM. The principal business address of each director and the principal executive officers, as it relates to their duties at SFM, is 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658.

      NAME                TITLE
      ----                -----
      Alfred P. West, Jr. Director, Chairman & Chief Executive Officer
      Henry H. Greer      Director, President & Chief Operating Officer
      Carmen V. Romeo     Director, Executive Vice President & Treasurer
      Richard B. Lieb     Executive Vice President
      Edward Loughlin     Executive Vice President, President--Insurance Asset
                          Services & Asset Management Services Divisions
      Charles A. Marsh    Executive Vice President
      Carl A. Guarino     Senior Vice President
      Cris Brookmyer      Controller
      Kevin P. Robins     Senior Vice President, General Counsel & Secretary

  Trustees' Consideration. At a meeting held on March 6, 1995, the Board of Trustees reviewed SFM's qualifications to act as investment adviser to the Core Fixed Income Portfolio, placing particular emphasis on its proposed role in recommending, monitoring and terminating Managers, subject to Board of Trustee oversight, and its performance as investment adviser to the certain other Portfolios of the Trust advised by SFM at that time. The Trustees received written and oral information regarding SFM's key personnel, its experience in selection and evaluation of investment Managers and research performed by SFM and others that had led SFM to recommend a "Manager of Managers" structure (i.e., one in which SFM would act as the investment adviser and one or more Managers would assume substantial day-to-day investment responsibilities; see Section II, above). In recommending that the Shareholders approve the Investment Advisory Agreement, the Trustees carefully evaluated the experience of SFM's key personnel in institutional investing and the quality of services SFM is expected to provide to the Portfolio, as well as other factors relating to SFM's provision of investment advisory services including, but not limited to: (1) the fee and expense ratios of comparable mutual funds; (2) the performance of the Portfolio since commencement of operations; (3) the nature and quality of the services expected to be rendered to the Portfolio by SFM; (4) the distinct investment objective and policies of the Portfolio; (5) that the compensation payable to SFM by the Portfolio under the proposed Investment Advisory Agreement and the Management Agreement will be at the same rate as the compensation payable to SFM and the proposed Sub-Advisers under the existing Investment Advisory and Management Agreements; (6) the history, reputation, qualification and background of SFM as well as the qualifications of its personnel and its financial condition; (7) the benefits expected to be realized as a result of the Manager of Managers structure; and
(8) other factors deemed relevant. The Trustees also reviewed the fees to be paid to SFM in comparison to those being charged in the relevant segment of the mutual fund business, including any benefits received by SFM or its affiliates in connection with soft dollar payments.

  In the event Shareholders of the Core Fixed Income Portfolio do not approve the selection of SFM as investment adviser and the Investment Advisory Agreement between the Trust, on behalf of the Portfolio, and SFM, or if the Shareholders of the Portfolio do not approve the Manager of Managers structure discussed in Section II of the Proxy Statement, at the Special Meeting to which this Proxy Statement relates, or any adjournment thereof, the Trustees will consider the appropriate course of action.

14. APPROVAL OF SFM AS THE INVESTMENT ADVISER TO THE CORE FIXED INCOME PORTFOLIO, AND APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE PORTFOLIO, AND SFM.

  Description of the Portfolio. The investment objective of the Core Fixed Income Portfolio is to provide current income consistent with the preservation of capital. The Portfolio's investments consist of corporate bonds and debentures, U.S. Government securities, mortgage and asset-backed securities, and other fixed income investments.

  Termination of the Current Investment Advisory Agreement. Western Asset Management ("Western") currently serves as investment adviser to the Core Fixed Income Portfolio pursuant to an investment advisory agreement. The Board of Trustees voted on March 6, 1995 to terminate the agreement based upon the Board's determination that the selection of SFM to provide investment advisory services as described herein will be in the best interests of the Core Fixed Income Portfolio. The Board also approved SFM as the new investment adviser, and Western as sub-adviser, effective upon approval by Shareholders. In addition, on September 12, 1995, the Board approved two additional sub-advisers, Firstar Investment Research & Management Company ("FIRMCO") and BlackRock Financial Management, Inc. ("BlackRock"), as sub-advisers to the Core Fixed Income Portfolio, effective upon approval by Shareholders.

  Compensation. Under the proposed Investment Advisory Agreement, the Trust would pay SFM a fee, which is calculated daily and paid monthly, at an annual rate of .275% of the average daily net assets of the Core Fixed Income Portfolio. As SFM did not previously serve as investment adviser to the Core Fixed Income Portfolio and FIRMCO and BlackRock did not serve as sub-advisers, the aggregate investment advisory and sub-advisory fees paid to SFM, FIRMCO, and BlackRock during the last fiscal year was, in each instance, $0. Western received $273,000.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 14.
                                                    ---

SECTION IV.

  The Board of Trustees is recommending that Shareholders of the Small Cap Value and Core Fixed Income Portfolios approve the investment sub-advisers recommended in Proposals 15 through 18 as investment sub-advisers to the Small Cap Value and Core Fixed Income Portfolios, and approve the form of investment sub-advisory agreement (the "Investment Sub-Advisory Agreement") between SFM and the proposed investment sub-advisers, a copy of which is attached as Exhibit B to this Proxy Statement.

  The Sub-Advisers. The entities described in Proposals 15 through 18 will serve as investment sub-advisers (each, a "Sub-Adviser," and, collectively, the "Sub-Advisers") to the Small Cap Value and Core Fixed Income Portfolios. Under the Manager of Managers structure, SFM will have general oversight responsibility for the investment advisory services provided to the Portfolios, including formulating the Portfolios' investment policies and analyzing economic trends affecting the Portfolios. SFM will be responsible for managing the allocation of assets among the Portfolio's Sub-Advisers and directing and evaluating the investment services provided by the Sub-Advisers, including their adherence to each Portfolio's respective investment objectives and policies and each Portfolio's investment performance and may provide specific portfolio security advice. In accordance with each Portfolio's investment objectives and policies, and under the supervision of SFM and the Trust's Board of Trustees, each Sub-Adviser will be responsible for the day-to-day investment management of all or a discrete portion of the assets of a Portfolio. The Sub-Advisers are authorized to make investment decisions for the Portfolios and place orders on behalf of the Portfolios to effect the investment decisions made.

  In addition, SFM will monitor the compliance of each Sub-Adviser with regulatory and tax regulations, such as those relating to portfolio concentration and diversification. For the most part, compliance with these requirements by each Sub-Adviser with respect to its portion of a Portfolio will assure compliance by the Portfolio as a whole. In addition, SFM will monitor positions taken by each Sub-Adviser and will notify Sub-Advisers to any developing situations to help ensure that investments do not run afoul of the short-short test or the wash sale rules. To the extent that having multiple Sub-Advisers responsible for investing separate portions of a Portfolio's assets creates the need for coordination among the Sub-Advisers, there is an increased risk that the Portfolio will not comply with these regulatory and tax requirements.

  It is possible that different Sub-Advisers to the same Portfolio could take opposite actions within a short period of time with respect to a particular security. For example, one Sub-Adviser could buy a security for a Portfolio and shortly thereafter another Sub-Adviser could sell the same security from the portion of the Portfolio's assets allocated to it. If in these circumstances the securities could be transferred from one Sub-Adviser's portion of the Portfolio to another, the Portfolio could avoid transaction costs and could avoid creating possible wash sales and short-short gains under the Code. Such transfers are not practicable, but the Sub-Advisers and SFM do not believe that there will be material adverse effects on a Portfolio as a result. First, it does not appear likely that there will be substantial overlap in the securities acquired for a Portfolio by the various Sub-Advisers. Moreover, the Sub-Advisers would probably only rarely engage in the types of offsetting transactions described above, especially within a short time period. Therefore, it is a matter of speculation whether offsetting transactions would result in any significant increases in transaction costs or have significant tax consequences. With respect to the latter, SFM and the Sub-Advisers will establish procedures with respect to the short-short test which are designed to prevent realization of short-short gains in excess of Code limits. It is true that wash sales could occur in spite of the efforts of SFM, but it is believed that the benefits of using multiple managers outweighs the consequences of any wash sales.

  SFM is currently seeking an exemptive order from the SEC that would permit SFM, with the approval of the Trust's Board of Trustees, to retain Sub-Advisers for a Portfolio without submitting the accompanying sub-advisory agreement to a vote of the Portfolio's shareholders. If granted, the exemptive relief will permit the non-disclosure of amounts payable by SFM under such sub-advisory agreements. The Trust will notify shareholders in the event of any change in the identity of the Sub-Adviser to a Portfolio. Until or unless this exemptive order is granted, if one of the Sub-Advisers is terminated or departs from a Portfolio with multiple Sub-Advisers, the Portfolio will handle such termination or departure in one of two ways. First, the Portfolio may propose that a new investment adviser be appointed to manage that portion of the Portfolio's assets managed by the departing adviser. In this case, the Portfolio would be required to submit to the vote of the Portfolio's shareholders the approval of a investment advisory contract with the new adviser. In the alternative, the Portfolio may decide to allocate the departing Sub-Adviser's assets among the remaining Sub-Advisers. This allocation would not require new investment advisory contracts with the remaining Sub-Advisers, and consequently no Shareholder approval would be necessary. If the Manager of Managers structure is approved, the Trustees will be able to instruct SFM to add or replace Sub-Advisers without Shareholder approval.

  Trustees' Consideration. The Trustees of the Trust, including all of the Trustees who are not "interested persons" of the Trust, approved the general form of the Investment Sub-Advisory Agreement with respect to the Small Cap Value and Core Fixed Income Portfolios at meetings held on March 6 and September 11-12, 1995. The Trustees received written and oral information from both SFM and the proposed Sub-Advisers. SFM recommended the selection of the proposed Sub-Advisers and reviewed the considerations and the search process that had led to the recommendation. The Trustees also met with representatives of the proposed Sub-Advisers and considered information about key personnel, investment philosophy and process and performance track record, among other factors. In recommending that the Shareholders approve the Investment Sub-Advisory Agreements, the Trustees carefully evaluated the investing experience of each proposed Sub-Adviser's key personnel and the quality of services each proposed Sub-Adviser can be expected to provide to the Portfolios, including, but not limited to: (1) the fee and expense ratios of comparable mutual funds;
(2) the performance of the Portfolios since commencement of operations; (3) the nature and quality of the services expected to be rendered to the Portfolios by each proposed Sub-Adviser; (4) the distinct investment objective and policies of the Portfolios; (5) the fact that the compensation payable to each proposed Sub-Adviser by the Portfolios under the proposed Investment Sub-Advisory Agreements will be at the same or a lower rate as the compensation payable to the proposed Sub-Advisers under the existing investment advisory agreements; (6) the history, reputation, qualification and background of each proposed Sub-Adviser as well as the qualifications of their personnel and their respective financial conditions; (7) their performance records; (8) the benefits expected to be realized as a result of the Manager of Managers structure; and (9) other factors deemed relevant. The Trustees also reviewed the fees to be paid to each Sub-Adviser in comparison to those being charged in the relevant segment of the mutual fund business, including any benefits received by any Sub-Adviser or its affiliates in connection with soft dollar payments.

  Duties Under each Investment Sub-Advisory Agreement. Under each Investment Sub-Advisory Agreement, the Sub-Adviser makes the investment decisions for the assets of the Portfolio allocated to it by SFM (if such Portfolio has more than one Sub-Adviser), and continuously reviews, supervises, and administers the Portfolio's investment program with respect to these assets. Each Sub-Adviser is independent of SFM and discharges its responsibilities subject to the supervision of SFM and the Trustees of the Trust and in a manner consistent with each Portfolio's investment objectives, policies and limitations.

  Duration and Termination. Unless terminated earlier, each Investment Sub-Advisory Agreement shall continue in effect as to each Portfolio through 1997, and thereafter, for periods of one year for so long as such continuance is specifically approved at least annually (i) by the vote of the holders of a majority of the outstanding shares of such Portfolio or by the Trustees of the Trust, and (ii) by the vote of a majority of those Trustees of the Trust who are not parties to the Investment Advisory Agreement or Investment Sub-Advisory Agreement or who are not "interested persons" (as that term is defined in the 1940 Act, as amended) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. If the Manager of Managers structure is approved by the Shareholders of a Portfolio, the

Trustees may add and replace Sub-Advisers without Shareholder approval. This structure requires an order of exemption from the SEC before becoming operative. If SFM obtains exemptive relief from the SEC permitting it to engage a Sub-Adviser without first obtaining approval of the Investment Sub-Advisory Agreement from a majority of the outstanding voting securities of the Portfolio(s) involved, the Investment Sub-Advisory Agreement shall become effective upon its approval by the Trust's Board of Trustees. Any Sub-Adviser so selected and approved shall be without the protection accorded by shareholder approval of an investment adviser's receipt of compensation under
Section 36(b) of the 1940 Act.

  Each Investment Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that SFM's Investment Advisory Agreement is terminated. Each Investment Sub-Advisory Agreement is terminable at any time without penalty by the Trustees of the Trust, or, with respect to each Portfolio, by a vote of a majority of the outstanding shares of such Portfolio on not less than 30 days nor more than 60 days written notice to such Portfolio's Sub-Adviser. In addition, each Portfolio's Investment Sub-Advisory Agreement is terminable by such Portfolio's Sub-Adviser upon 90 days written notice to the Trust or SFM.

  Allocation of Assets Among Sub-Advisers--Small Cap Value Portfolio. 1838 Investment Advisers, L.P. ("1838") is currently the sole investment sub-adviser to the Portfolio, and provided the review, supervision and management of the Portfolio's investment program and related reporting and recordkeeping services for all of the Portfolio's assets. The Board of Trustees voted on September 11, 1995 to appoint Boston as an additional sub-adviser to the Portfolio. SFM, as Manager, will allocate the assets of the Portfolio among the two Sub-Advisers under the supervision of the Board of Trustees.

  Allocation of Assets Among Sub-Advisers--Core Fixed Income
Portfolio. Western is currently the sole investment adviser to the Portfolio and provides the review, supervision and management of the Portfolio's investment program and related reporting and recordkeeping services for all of the Portfolio's assets. In connection with their approval of the Manager of Managers structure to the Portfolio, the Board of Trustees voted on March 6 and September 12, 1995, to appoint Western, BlackRock and FIRMCO as sub-advisers to the Portfolio. SFM, as Manager, will allocate the assets of the Portfolio among the three Sub-Advisers under the supervision of the Board of Trustees.

  In the event Shareholders of a Portfolio do not approve the adoption of an Investment Sub-Advisory Agreement at the Special Meeting to which this Proxy Statement relates, or any adjournment thereof, the Trustees will consider the appropriate course of action.

15. APPROVAL OF AN INVESTMENT SUB-ADVISER AND THE INVESTMENT SUB-ADVISORY AGREEMENT FOR THE SMALL CAP VALUE PORTFOLIO

  The Board of Trustees is recommending that Shareholders of the Small Cap Value Portfolio approve Boston Partners Asset Management, L.P. ("Boston") as an additional investment sub-adviser to the Portfolio and approve the form of Investment Sub-Advisory Agreement between SFM and Boston.

  Compensation. Under the proposed Investment Sub-Advisory Agreement, SFM will pay Boston a fee, which is calculated and paid monthly, based on the annual percentage rate of .50% of the average monthly market value of the portion of the assets of the Small Cap Value Portfolio managed by Boston.

Under the existing investment sub-advisory agreement between SFM and 1838, SFM pays 1838 a fee, which is calculated and paid monthly, based on the annual percentage rate .50% of the average daily net assets under management.

  Description of Boston. Boston Partners Asset Management, L.P. ("Boston"), a Delaware limited partnership, is a registered investment adviser with its principal business address at One Financial Center, 43rd Floor, Boston, Massachusetts 02111. Boston's general partner, Boston Partners, Inc., One Financial Center, 43rd Floor, Boston, Massachusetts 02111, whose sole shareholder is Desmond J. Heathwood, Chief Investment Officer of Boston, owns approximately 20% of Boston's partnership interests. Boston was founded in April, 1995, and as of July 31, 1995, it had approximately $3.7 billion in assets under management. Boston's clients include corporations, endowments, foundations, pension and profit sharing plans, and one other investment company.

  The portion of the Small Cap Value Portfolio's assets allocated to Boston will be managed by Wayne J. Archambo, C.F.A. Mr. Archambo has been employed by Boston since its organization, and has 10 years experience investing in small capitalization stocks. Prior to joining Boston, Mr. Archambo was a Vice President and Equity Policy Committee member at The Boston Company Asset Management, Inc., where he created that firm's small capitalization value product.

  Listed below are the names, principal occupations and addresses of the principal executive officer and of each of the members of Boston's Advisory Committee. No Trustee of the Trust purchased or sold partnership interests in Boston during the Trust's most recent fiscal year.

   NAME                  TITLE                             ADDRESS
   ----                  -----                             -------
   Desmond J. Heathwood  Chief Investment Officer          One Financial Center
                                                           43rd Floor
                                                           Boston, MA 02111
   Mark E. Donovan       Vice Chairman,                    One Financial Center
                         Equity Policy Committee           43rd Floor
                                                           Boston, MA 02111
   Michael A. Jones      Director of Sales and Marketing   One Financial Center
                                                           43rd Floor
                                                           Boston, MA 02111
   William R. Leach      Senior Portfolio Manager          One Financial Center
                                                           43rd Floor
                                                           Boston, MA 02111
   Harry Rosenbluth      Senior Portfolio Manager          300 Drakes Landing Road
                                                           Suite 270
                                                           Greenbrae, CA 94904
   William W. Carter     Chairman, Equity Policy Committee 333 South Grand Avenue
                                                           Suite 1840
                                                           Los Angeles, CA 90071

  Boston, along with its general partner and several of its limited partners, is a defendant in a civil action in Massachusetts brought by The Boston Company Asset Management, Inc. ("TBCAM"), the former employer of certain partners of Boston. TBCAM alleges various causes of action arising from the unsuccessful effort by Desmond J. Heathwood, the sole shareholder of Boston's general partner, and other former TBCAM officers, to purchase the assets of TBCAM, and the resulting formation of Boston. The defendants have filed an answer which denies all of TBCAM's allegations, and have asserted counterclaims against TBCAM. The parties are currently engaged in discovery proceedings, and no trial date has been set.

  Boston believes that TBCAM's action is without merit, and will not have a material adverse effect on Boston. The Trustees of the Trust considered information about the litigation when they approved Boston as an investment sub-adviser for the Portfolio.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 15.
                                                    ---

16. APPROVAL OF AN INVESTMENT SUB-ADVISER AND THE INVESTMENT SUB-ADVISORY AGREEMENT FOR THE CORE FIXED INCOME PORTFOLIO.

  The Board of Trustees is recommending that Shareholders of the Core Fixed Income Portfolio approve BlackRock as an Additional Sub-Adviser to the Portfolio and approve the form of Investment Sub-Advisory Agreement between SFM and BlackRock.

  Compensation. Under the proposed Investment Sub-Advisory Agreement, SFM will pay BlackRock a fee, which is calculated and paid monthly, based on the annual percentage rate of .15% of the average monthly market value of the portion of the assets of the Core Fixed Income Portfolio managed by BlackRock. For the fiscal year ended September 30, 1994, the Portfolio paid the Portfolio's adviser an advisory fee under the then-current advisory agreement of .125% of the average daily net assets under such adviser's investment management.

  Description of BlackRock. BlackRock Financial Management, Inc. ("BlackRock"), a registered investment adviser, is a Delaware corporation with its principal business address at 345 Park Avenue, 30th Floor, New York, New York 10154. BlackRock's predecessor was founded in 1988, and as of July 31, 1995, BlackRock had $32.5 billion in assets under management. BlackRock is wholly-owned by PNC Asset Management Group, Inc., a wholly-owned subsidiary of PNC Bank, N.A. PNC Bank, N.A.'s ultimate parent is PNC Bank Corp., One PNC Plaza, Pittsburgh, Pennsylvania 15265. BlackRock provides investment advice to investment companies, trusts, charitable organizations, pension and profit sharing plans and government entities.

  The portion of the Core Fixed Income Portfolio's assets allocated to BlackRock will be managed by BlackRock's Portfolio Management Team. While all of BlackRock's portfolios are team managed, the portfolio manager who has day-to-day responsibility for the Portfolio is Keith Anderson. Mr. Anderson is a Managing Director and Co-Head of Portfolio Management at BlackRock, and has 5 years experience investing in fixed income securities.

  BlackRock also serves as investment adviser or sub-adviser to several other registered investment companies with investment objective similar to those of the Portfolio. The approximate net assets of such funds or Portfolios and the fee payable by each, are set forth below:

                                                NET ASSETS          FEE
      FUND                                    (AS OF 7/31/95)     PAYABLE
      ----                                    --------------- ----------------
      PNC Managed Income Mutual Fund            $563,512,000  .30%
      PNC Balanced Mutual Fund--Fixed Income     $61,529,000  .30%
      PNC Government Income Mutual Fund          $12,559,000  .00%*
      Accessor Funds, Inc.                       $38,202,000  .25%**
      Sierra Trust Funds                        $470,839,000  .185%
      GNA Government Fund                     $1,163,027,000  .15% first $500M
                                                              .10% next $250M
                                                              .05% next $500M
                                                              .04% over $1.25B

--------
 * Currently being waived.
** Maximum fee.

  Listed below are the names and principal occupations of each of the directors and the principal executive officer of BlackRock. The principal business address of each director and the principal executive officer, as it relates to their duties at BlackRock is 345 Park Avenue, 30th Floor, New York, New York 10154, except that Richard C. Caldwell's principal business address is Eleven Penn Center, 1835 Market Street, Philadelphia, Pennsylvania 19103. No Trustee of the Trust purchased or sold shares of or interests in BlackRock during the Trust's most recent fiscal year.

      NAME                     TITLE
      ----                     -----
      Laurence D. Fink         Chairman and Chief Executive Officer
      Ralph L. Schlosstein     President and Director
      Scott M. Amero           Managing Director
      Keith T. Anderson        Managing Director
      Richard C. Caldwell      Director
      Wesley R. Edens          Managing Director
      Hugh R. Frater           Managing Director
      Henry Gabbay             Managing Director
      Bennett W. Golub, Ph.D.  Managing Director
      Charles S. Hallac        Managing Director
      Michael C. Huebsch       Managing Director
      Robert S. Kapito         Managing Director
      P. Philip Matthews       Managing Director
      Barbara G. Novick        Managing Director
      Karen H. Sabath          Managing Director
      Joel M. Shaiman          Managing Director
      Susan L. Wagner          Managing Director

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 16.

17. APPROVAL OF AN INVESTMENT SUB-ADVISER AND THE INVESTMENT SUB-ADVISORY AGREEMENT FOR THE CORE FIXED INCOME PORTFOLIO.

  The Board of Trustees is recommending that Shareholders of the Core Fixed Income Portfolio approve FIRMCO as an Investment Sub-Adviser to the Portfolio and approve the form of Investment Sub-Advisory Agreement between SFM and FIRMCO.

  Compensation. Under the proposed Investment Sub-Advisory Agreement, SFM will pay FIRMCO a fee, which is calculated and paid monthly, based on the annual percentage rate of .10% of the average monthly market value of the portion of the assets of the Core Fixed Income Portfolio managed by FIRMCO. For the fiscal year ended September 30, 1994, the Portfolio paid the Portfolio's adviser an advisory fee under the then-current advisory agreement of .125% of the average daily net assets under such adviser's investment management.

  Description of FIRMCO. Firstar Investment Research & Management Company ("FIRMCO") is a registered investment adviser with its principal business address at 777 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. FIRMCO was founded in 1986, and as of July 31, 1995, it had approximately $14.7 billion in assets under management. FIRMCO is a wholly-owned subsidiary of Firstar Corporation, a bank holding company located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. FIRMCO's clients include pension and profit sharing plans, trusts and estates and one other investment company.

  The portion of the Core Fixed Income Portfolio's assets allocated to FIRMCO will be managed by FIRMCO's Fixed Income Group. Mr. Charlie Groeschell will manage the portion of the Portfolio's assets allocated to FIRMCO on a day-to-day basis. Mr. Groeschell, a Senior Vice President of FIRMCO, has been employed by FIRMCO or its affiliates since 1983, and has 12 years experience in fixed income investing.

  FIRMCO also serves as the investment adviser or sub-adviser to one other registered investment company with investment objectives similar to those of the Portfolio. The approximate net assets of such fund and the fee payable by it are set forth below:

                                  NET ASSETS      FEE
      FUND                      (AS OF 7/31/95) PAYABLE
      ----                      --------------- -------
      Portico Bond IMMDEX Fund   $290,000,000    .30%

  Listed below are the names and principal occupations of each of the directors and the principal executive officer of FIRMCO. The principal business address of each director and the principal executive officer as it relates to their duties at FIRMCO is 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. No Trustee of the Trust purchased or sold shares of or interests in FIRMCO during the Trust's most recent fiscal year.

      NAME               TITLE
      ----               -----
      Scott Harkness     Chairman
      Mary Ellen Stanek  President and Director
      Michael Bills      Director
      John Becker        Director
      Blaine Rieke       Director
      Robert Webster     Director
      Steven Parish      Director

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 17.
                                                    ---

18. APPROVAL OF AN INVESTMENT SUB-ADVISER AND THE INVESTMENT SUB-ADVISORY AGREEMENT FOR THE CORE FIXED INCOME PORTFOLIO.

  The Board of Trustees is recommending that Shareholders of the Core Fixed Income Portfolio approve Western as a Sub-Adviser to the Portfolio and approve the form of Investment Sub-Advisory Agreement between SFM and Western.

  Compensation. Under the proposed Investment Sub-Advisory Agreement, SFM will pay Western a fee, which is calculated and paid monthly, based on the annual percentage rate of .125% of the average monthly market value of the portion of the assets of the Core Fixed Income Portfolio managed by Western. For the fiscal year ended September 30, 1994, the Portfolio paid Western an advisory fee under the then-current advisory agreement of .125% of the average daily net assets under management.

  Description of Western. Since January 19, 1994, Western Asset Management Company ("Western") has served as investment adviser to the Core Fixed Income Portfolio. Prior to that date, the investment adviser to the Portfolio was Bank One Indianapolis, N.A. ("Bank One"). Western is located at 117 East Colorado Boulevard, Pasadena, California 91105, and is a wholly owned subsidiary of Legg Mason, Inc., a financial services company located at 111 S. Calvert Street, Baltimore, Maryland 21202. Alliance Capital Management, L.P., a subsidiary of The Equitable Companies, Incorporated, 787 Seventh Avenue, New York, New York 10019, owns more than 10% of the outstanding shares of Legg Mason, Inc. Western was founded in 1971, and specializes in the management of fixed income portfolios. As of June 30, 1995, Western managed approximately $15 billion in client assets, including $3 billion of investment company assets.

  Kent S. Engel, Director and Chief Investment Officer of Western, has been primarily responsible for day-to-day management of the Portfolio since January 19, 1994, and has been with Western and its predecessor since 1969.

  For the fiscal year ended September 30, 1994, the Portfolio paid each of the Portfolio's advisers an advisory fee of .125% of its average daily net assets. Of this .125% advisory fee, .085% of the Portfolio's total average daily net assets was paid to Western and .04% of the Portfolio's average daily net assets was paid to Bank One.

  Western also serves as investment sub-adviser to two other registered investment company portfolios with investment objectives similar to those of the Portfolio. The approximate net assets of such portfolios, and the fee payable by each, are set forth below:

                                             ASSET SIZE      FEE     FEES
                  FUND                     (AS OF 6/30/95) PAYABLE  WAIVED
                  ----                     --------------- -------- -------
Western Asset Trust Full Range Duration
 Portfolio                                  $336,773,680   $893,566 $69,442
SEI Insurance Investment Products Trust--
 Intermediate Fixed Income Fund             $  1,133,813   $    388     --

  Listed below are the names and principal occupations of each of the directors and the principal executive officer of Western. The principal business address of each director and the principal executive officer as it relates to their positions at Western is 117 East Colorado Boulevard, Pasadena, California 91105. No Trustee of the Trust purchased or sold shares of or interests in Western during the Trust's most recent fiscal year.

      NAME                                       TITLE
      ----                                       -----
      W. Curtis Livingston                       Director and CEO
      Kent S. Engel                              Director
      Raymond A. Mason                           Director
      Elisabeth N. Spector                       Director
      Edward A. Taber III                        Director

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 18.
                                                    ---

SECTION V.

GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

  Distribution. SEI Financial Services Company ("SFS"), a wholly-owned subsidiary of SEI Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658 ("SEI"), acts as the Distributor of the Trust's shares pursuant to a Distribution Agreement dated January 22, 1987, between the Trust and SFS. Alfred P. West, Jr. serves as Chairman of the Board and Chief Executive Officer of SFS and SEI, and Henry H. Greer serves as Director, President and Chief Operating Officer of SFS and SEI. William M. Doran, a Trustee of the Trust, is a Director and Secretary of SEI.

  Portfolio Transactions. For the Trust's fiscal year ended September 30, 1994, the Portfolios of the Trust paid the following amounts in brokerage commissions to affiliates of the Portfolios.

                            TOTAL BROKERAGE  AMOUNT PAID TO       % PAID TO
       PORTFOLIO              COMMISSION    AFFILIATED BROKER AFFILIATED BROKER
       ---------            --------------- ----------------- -----------------
      Large Cap Value         $  267,632        $ 10,375              4%
      Capital Growth          $  331,813        $ 29,306              9%
      Small Cap Growth        $  447,356        $ 47,550             11%
      Capital Appreciation    $1,611,243        $173,127             11%
      Equity Income           $  490,073        $ 38,830              8%
      Balanced                $  101,709        $ 20,376             20%
      Mid-Cap Growth          $  264,405        $ 18,120              7%
      Core Fixed Income       $    1,840        $      0              0%
      Bond                    $        0        $      0              0%

--------
The Real Estate Securities, Small Cap Value, Large Cap Growth, and High Yield Bond Portfolios of the Trust had not commenced operations as of September 30, 1994.

  5% Shareholders. As of September 14, 1995, the following persons were the only persons who were, to the knowledge of the Trust, beneficial owners of 5% or more of shares of the Portfolios of the Trust voting at this Meeting.

                             NAME AND ADDRESS                        PERCENTAGE OF
          PORTFOLIO        OF BENEFICIAL OWNER    NUMBER OF SHARES PORTFOLIO'S SHARES
          ---------      ------------------------ ---------------- ------------------
      Small Cap Value    Eagle Trust Company        4,288,879.987        50.05%
                         Attn: Suzanne O'Boyle
                         680 E. Swedesford Rd.
                         Wayne, PA 19087
      Core Fixed Income  Eagle Trust Company       15,213,528.153        38.21%
                         Attn: Suzanne O'Boyle
                         680 E. Swedesford Rd.
                         Wayne, PA 19087
      Core Fixed Income  BMS and Company            2,061,136.937         5.17%
                         c/o Central Trust Bank
                         Attn: Trust Services
                         P.O. Box 779
                         Jefferson City, MO 65102

  The Trust's Trustees and officers beneficially own less than 1% of the shares of the Trust.

  Adjournment. In the event that sufficient votes in favor of a Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such Proposals. They will vote against any such adjournment those proxies required to be voted against any such Proposals. The costs of any such additional solicitation and of any adjourned session will be borne by the Trust.

  Required Vote. Approval of the Proposals with respect to a Portfolio requires the affirmative vote of a majority of the outstanding shares of a Portfolio. As defined in the 1940 Act, "majority of the outstanding shares" means the vote of (i) 67% or more of a Portfolio's or the Trust's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of a Portfolio or the Trust are present or represented by proxy, or (ii) more than 50% of a Portfolio's or the Trust's outstanding shares, whichever is less.

  Abstentions and "broker non-votes" will not be counted for or against any Proposal to which it relates, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting, and will therefore have the effect of counting against the Proposal to which it relates.

  Shareholder Proposals. The Trust does not hold annual Shareholder Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust c/o SEI Corporation, Legal Department, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658.

  Reports to Shareholders. The Trust will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Trust and the most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Requests should be directed to the Trust at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, or by calling 1-800-342-5734.

  Other Matters. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                               -----------------

  SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

                                                                      EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT
                        SEI INSTITUTIONAL MANAGED TRUST

  AGREEMENT made this 16th day of December, 1994, by and between SEI Institutional Managed Trust, a Massachusetts business trust (the "Trust"), and SEI Financial Management Corporation, (the "Adviser").

  WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several portfolios of shares, each having its own investment policies; and

  WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to its Large Cap Growth, Small Cap Value, High Yield Bond Portfolios and such other portfolios as the Trust and the Adviser may agree upon (the "Portfolios"), and the Adviser is willing to render such services:

  NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

  1. DUTIES OF THE ADVISER. The Trust employs the Adviser to manage the investment and reinvestment of the assets, to hire (subject to the approval of the Trust's Board of Trustees and, except as otherwise permitted under the terms of any exemptive relief obtained by the Adviser from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of any affected Portfolio(s)) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of any Portfolios of the Trust, and to continuously review, supervise and (where appropriate) administer the investment program of the Portfolios, to determine in its discretion (where appropriate) the securities to be purchased or sold, to provide the Administrator and the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Administrator and to the Trust's officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities. The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

  The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Portfolio set forth in the Trust's prospectus and statement of additional information, as amended from time to time (referred to collectively as the "Prospectus"), and applicable laws and regulations. The Trust will furnish the Adviser from time to time with copies of all amendments or supplements to the Prospectus, if any.

  The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel (including any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein. The Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Trust.

  2. DELIVERY OF DOCUMENTS. The Trust has furnished Adviser with copies properly certified or authenticated of each of the following:

    (a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

    (b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws");

    (c) Prospectus(es) of the Portfolio(s).

  3. OTHER COVENANTS. The Adviser agrees that it:

    (a) will comply with all applicable Rules and Regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law;

    (b) will place orders pursuant to its investment determinations for the Portfolios either directly with the issuer or with any broker or dealer. In executing Portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of the Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Adviser or an affiliate of the Adviser may exercise investment discretion. The Adviser is authorized, subject to the prior approval of the Trust's Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Portfolios which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer--viewed in terms of that particular transaction or terms of the overall responsibilities of the Adviser to the Portfolio. In addition, the Adviser if authorized to allocate purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser or the Trust's principal underwriter) to take into account the sale of shares of the Trust if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will any Portfolio's securities be purchased from or sold to the Adviser, any sub-adviser engaged with respect to that Portfolio, the Trust's principal underwriter, or any affiliated person of either the Trust, the Adviser, and sub-adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission and the 1940 Act.

  4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate(s) specified in the Schedule(s) which are attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule(s), to the assets of the Portfolio. The fee shall be based on the average daily net assets for the month involved. The Adviser may, in its discretion and from time to time, waive a portion of its fee.

  All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

  5. EXCESS EXPENSES. If the expenses for any Portfolio for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which Shares are qualified for offer and sale, the Adviser shall bear such excess cost.

  However, the Adviser will not bear expenses of the Trust or any Portfolio which would result in the Trust's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a waiver of the Adviser's fees provided for hereunder, and such waiver shall be treated as a reduction in the purchase price of the Adviser's services.

  6. REPORTS. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request. The Adviser further agrees to furnish to the Trust, if applicable, the same such documents and information pertaining to any sub-adviser as the Trust may reasonably request.

  7. STATUS OF THE ADVISER. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust. To the extent that the purchase or sale of securities or other investments of any issuer may be deemed by the Adviser to be suitable for two or more accounts managed by the Adviser, the available securities or investments may be allocated in a manner believed by the Adviser to be equitable to each account. It is recognized that in some cases this may adversely affect the price paid or received by the Trust or the size or position obtainable for or disposed by the Trust or any Portfolio.

  8. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser (or any sub-adviser) on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request. The Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

  9. LIMITATION OF LIABILITY OF THE ADVISER. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby. (As used in this Section 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

  10. PERMISSIBLE INTERESTS. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise subject to the provisions of applicable law. All such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust's Prospectus as required by law. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser or any sub-adviser if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

  11. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Portfolio; provided, however, that if the shareholders of any Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

  This Agreement may be terminated as to any Portfolio at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment.

  As used in this Section 11, the terms "assignment", "interested persons", and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

  12. GOVERNING LAW. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act.

  13. NOTICE: Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

  To the Adviser at:                        SEI Financial Management
                                             Corporation
                                            680 East Swedesford Road
                                            Wayne, PA 19087
                                            Attn: Legal Department

  To the Trust at:                          SEI Financial Management
                                             Corporation
                                            680 East Swedesford Road
                                            Wayne, PA 19087
                                            Attn: Legal Department

  14. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

  15. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

  A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

  No Portfolio of the Trust shall be liable for the obligations of any other Portfolio of the Trust. Without limiting the generality of the foregoing, the Adviser shall look only to the assets of a particular Portfolio for payment of fees for services rendered to that Portfolio.

  Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

SEI Institutional Managed Trust             SEI Financial Management
                                             Corporation


By: ___________________________________
                                            By: _______________________________


Attest: _______________________________
                                            Attest: ___________________________

                                   SCHEDULE A
                                     TO THE
                         INVESTMENT ADVISORY AGREEMENT
                                    BETWEEN
                        SEI INSTITUTIONAL MANAGED TRUST
                                      AND
                      SEI FINANCIAL MANAGEMENT CORPORATION

Pursuant to Article 4, the Trust shall pay the Adviser compensation at an annual rate as follows:

        Large Cap Growth                           .40%
        Small Cap Value                            .65%
        High Yield Bond                            .4875%
        Large Cap Value                            .35%

                               SCHEDULE B TO THE
                         INVESTMENT ADVISORY AGREEMENT
                                    BETWEEN
                        SEI INSTITUTIONAL MANAGED TRUST
                                      AND
                      SEI FINANCIAL MANAGEMENT CORPORATION

Pursuant to Article 4, the Trust shall pay the Adviser compensation at an annual rate as follows:

        Capital Appreciation                       .40%
        Balanced                                   .40%
        Equity Income                              .40%
        Bond                                       .275%
        Small Cap Growth                           .65%
        Mid-Cap                                    .40%

                               SCHEDULE C TO THE
                         INVESTMENT ADVISORY AGREEMENT
                                    BETWEEN
                        SEI INSTITUTIONAL MANAGED TRUST
                                      AND
                      SEI FINANCIAL MANAGEMENT CORPORATION

Pursuant to Article 4, the Trust shall pay the Adviser compensation at an annual rate as follows:

        Core Fixed Income                          .275%

                                                                      EXHIBIT B

                       INVESTMENT SUB-ADVISORY AGREEMENT
                        SEI INSTITUTIONAL MANAGED TRUST

  AGREEMENT made this     day of      , 1995, between SEI Financial Management
Corporation, (the "Adviser") and       (the "Sub-Adviser").

  WHEREAS, SEI Institutional Managed Trust, a Massachusetts business trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

  WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated
       (the "Advisory Agreement") with the Trust, pursuant to which the
Adviser will act as investment adviser to the       Portfolio (the
"Portfolio"), which is a series of the Trust; and

  WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of the Portfolio, and the Sub-Adviser is willing to render such investment advisory services.

  NOW, THEREFORE, the parties hereto agree as follows:

  1. DUTIES OF THE SUB-ADVISER. Subject to supervision by the Adviser and the Trust's Board of Trustees, the Sub-Adviser shall manage all of the securities and other assets of the Portfolio entrusted to it hereunder (the "Assets"), including the purchase, retention and disposition of the Assets, in accordance with the Portfolio's investment objectives, policies and restrictions as stated in the Portfolio's prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the "Prospectus"), and subject to the following:

    (a) The Sub-Adviser shall, in consultation with and subject to the direction of the Adviser, determine from time to time what Assets will be purchased, retained or sold by the Portfolio, and what portion of the Assets will be invested or held uninvested in cash.

    (b) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust's Declaration of Trust (as defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

    (c) The Sub-Adviser shall determine the Assets to be purchased or sold by the Portfolio as provided in subparagraph (a), and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Portfolio's Registration Statement (as defined herein) and Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws. In executing Portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). Consistent with any guidelines established by the Board of Trustees of the Trust, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer--viewed in terms of that particular transaction or terms of the overall responsibilities of the Sub-Adviser to the Portfolio. In addition, the Sub-Adviser if authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust's principal underwriter) to take into account the sale of shares of the Trust if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Portfolio's Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust's principal underwriter, or any affiliated person of either the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission ("SEC") and the 1940 Act.

    (d) The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(5), (6),
  (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs that the Adviser or Board of Trustees may reasonably request.

  The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filled by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of the Portfolio are property of the Portfolio and the Sub-Adviser will surrender promptly to the Portfolio any of such records upon the Portfolio's request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of Agreement (or, if there is no successor sub-adviser, to the Adviser).

    (e) The Sub-Adviser shall provide the Portfolio's custodian on each business day with information relating to all transactions concerning the Portfolio's Assets and shall provide the Adviser with such information upon request of the Adviser.

    (f) The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.

    (g) The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser's ability to fulfill its commitment under this Agreement.

    (h) The Sub-Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the securities held in the Portfolio. The Adviser shall instruct the custodian and other parties providing services to the Portfolio to promptly forward misdirected proxies to the Sub-Adviser.

  Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser's partners, officers or employees.

  2. DUTIES OF THE ADVISER. The Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement; provided, however, that in connection with its management of the assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Trust's Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

  3. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

    (a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the "Declaration of Trust");

    (b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws");

    (c) Prospectus(es) of the Portfolio.

  4. COMPENSATION TO THE SUB-ADVISER. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified in the Schedule(s) which is attached hereto and made part of this Agreement. The fee will be calculated based on the average monthly market value of the Assets under the Sub-Adviser's management and will be paid to the Sub-Adviser monthly. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.



  5. INDEMNIFICATION. The Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) howsoever arising from or in connection with the performance of the Sub-Adviser's obligations under this Agreement; provided, however, that the Sub-Adviser's obligations under this Section 5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser's own willful misfeasance, bad faith or negligence, or to the reckless disregard of its duties under this Agreement.

  6. DURATION AND TERMINATION. This Agreement shall become effective upon its approval by the Trust's Board of Trustees and by the vote of a majority of the outstanding voting securities of the Portfolio.

  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Portfolio (a) by the Portfolio at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Portfolio, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days nor less than 30 days written notice to the Sub-Adviser, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Adviser's agreement with the Trust. As used in this Section 8, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the Commission under the 1940 Act.

  7. GOVERNING LAW. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

  8. SEVERABILITY. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.


  9. NOTICE: Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

  To the Adviser At:                        SEI Financial Management
                                            Corporation
                                            680 East Swedesford Road
                                            Wayne, PA 19087
                                            Attention: Legal Department

  To the Sub-Adviser at:

  10. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

  A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Portfolio or the Trust.

  Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

SEI Financial Management Corporation

By: ___________________________________     By: _______________________________
Name: _________________________________     Name: _____________________________
Title: ________________________________     Title: ____________________________

                                  SCHEDULE A
                                    TO THE
                            SUB-ADVISORY AGREEMENT
                                    BETWEEN
                     SEI FINANCIAL MANAGEMENT CORPORATION
                                      AND

  Pursuant to Article 4, the Adviser shall pay the Sub-Adviser compensation at an annual rate as follows:

        Portfolio                                  .%

                        SEI INSTITUTIONAL MANAGED TRUST
                           Small Cap Value Portfolio
                      Special Meeting of the Shareholders

                 PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
            THE SPECIAL MEETING OF SHAREHOLDERS, NOVEMBER 13, 1995

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Robert B. Carroll as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Small Cap Value Portfolio (the "Portfolio") of SEI Institutional Managed Trust (the "Trust") to be held in the offices of SEI Financial Management Corporation ("SFM"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Monday, November 13, 1995 at 3:30 p.m., and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below respecting the proposed amendments to (and/or reclassifications of) the Portfolio's investment limitations, the new sub-adviser, and the new sub-advisory agreement and, in accordance with their own discretion, any other matters properly brought before the Meeting.

If you wish to vote "For" or "Against" all of the Proposals relating to your shares of the Portfolio of the Trust, or if you wish to "Abstain" from voting on all such Proposals, please fill out the box below:


      ==================================================================
         The proxies are authorized to vote upon all of the Proposals relating to the Small Cap Value Portfolio of the Trust.

              ___For            ___Against             ___Abstain

      ==================================================================

If you complete the box above, you do not need to vote on the individual Proposals listed below. If you complete both the box and the Proposals below, the proxies will use the voting instructions indicated below for each Proposal.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

PROPOSAL 1.   Combine the Portfolio's fundamental limitation concerning
              diversification with the Portfolio's fundamental limitation concerning the acquisition of more than 10% of the outstanding voting securities of any one issuer, and to amend certain other language.

              ___For            ___Against             ___Abstain

PROPOSAL 2.   Amend the Portfolio's fundamental limitation concerning borrowing to enhance the Portfolio's ability to borrow money.

              ___For            ___Against             ___Abstain

PROPOSAL 3.   Amend the Portfolio's fundamental limitation concerning making loans to enhance the Portfolio's ability to make loans.

              ___For            ___Against             ___Abstain

PROPOSAL 4.   Reclassify the Portfolio's fundamental limitation concerning pledging assets as non-fundamental, and to amend certain language.

              ___For            ___Against             ___Abstain

PROPOSAL 5.   Reclassify the Portfolio's fundamental limitation concerning investment in securities for the purpose of exercising control as non-fundamental.

              ___For            ___Against             ___Abstain

PROPOSAL 6.   Amend the Portfolio's fundamental limitation concerning investment in real estate and commodities to clarify the Portfolio's ability to invest in commodities contracts relating to financial instruments.

              ___For            ___Against             ___Abstain

PROPOSAL 7.   Reclassify the Portfolio's fundamental limitation concerning short sales and margins sales as non-fundamental, and to amend certain language.

              ___For            ___Against             ___Abstain

PROPOSAL 8.   Reclassify the Portfolio's fundamental limitation concerning investment in securities of investment companies as non-fundamental, and to amend certain language.

              ___For            ___Against             ___Abstain

PROPOSAL 9.   Amend the Portfolio's fundamental limitation concerning the issuance of senior securities to clarify the Portfolio's ability to issue senior securities.

              ___For            ___Against             ___Abstain

PROPOSAL 10.  Reclassify the Portfolio's fundamental limitation concerning investment in securities of an issuer whose securities are owned by officers and trustees of the Trust as non-fundamental.

              ___For            ___Against             ___Abstain

PROPOSAL 11.  Reclassify the Portfolio's fundamental limitation concerning investment of more than 5% of total assets in securities of companies with less than three years of operating history as non-fundamental.

              ___For            ___Against             ___Abstain

PROPOSAL 12.  Eliminate the Portfolio's fundamental limitation concerning investment in warrants, puts, calls, straddles, spreads or combinations thereof.

              ___For            ___Against             ___Abstain

PROPOSAL 15.  Approve the selection of Boston Partners Asset Management, L.P.
              ("Boston") as an investment sub-adviser for the Portfolio, and to approve the form of investment sub-advisory agreement between SFM and Boston.

              ___For            ___Against             ___Abstain

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR EACH OF THE FOREGOING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated:_________________, 1995         _________________________________
                                      Signature of Shareholder

                                      _________________________________
                                      Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND IN PERSON.

                        SEI INSTITUTIONAL MANAGED TRUST
                          Core Fixed Income Portfolio
                      Special Meeting of the Shareholders

                 PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
            THE SPECIAL MEETING OF SHAREHOLDERS, NOVEMBER 13, 1995

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Robert B. Carroll as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Core Fixed Income Portfolio (the "Portfolio") of SEI Institutional Managed Trust (the "Trust") to be held in the offices of SEI Financial Management Corporation ("SFM"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Monday, November 13, 1995 at 3:30 p.m., and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below respecting the proposed amendments to (and/or reclassifications of) the Portfolio's investment limitations, the new management structure, the new sub-advisers, and the new advisory and sub-advisory agreements and, in accordance with their own discretion, any other matters properly brought before the Meeting.

If you wish to vote "For" or "Against" all of the Proposals relating to your shares of the Portfolio of the Trust, or if you wish to "Abstain" from voting on all such Proposals, please fill out the box below:


      ==================================================================
         The proxies are authorized to vote upon all of the Proposals relating to the Core Fixed Income Portfolio of the Trust.

              ___For      ___Against      ___Abstain

      ==================================================================

If you complete the box above, you do not need to vote on the individual Proposals listed below. If you complete both the box and the Proposals below, the proxies will use the voting instructions indicated below for each Proposal.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

PROPOSAL 1.   Combine the Portfolio's fundamental limitation concerning
              diversification with the Portfolio's fundamental limitation concerning the acquisition of more than 10% of the outstanding voting securities of any one issuer, and to amend certain other language.

              ___For      ___Against      ___Abstain

PROPOSAL 2.   Amend the Portfolio's fundamental limitation concerning borrowing to enhance the Portfolio's ability to borrow money.

              ___For      ___Against      ___Abstain


PROPOSAL 3.   Amend the Portfolio's fundamental limitation concerning making loans to enhance the Portfolio's ability to make loans.

              ___For      ___Against      ___Abstain

PROPOSAL 4.   Reclassify the Portfolio's fundamental limitation concerning pledging assets as non-fundamental, and to amend certain language.

              ___For      ___Against      ___Abstain

PROPOSAL 5.   Reclassify the Portfolio's fundamental limitation concerning investment in securities for the purpose of exercising control as non-fundamental.

              ___For      ___Against      ___Abstain

PROPOSAL 6.   Amend the Portfolio's fundamental limitation concerning investment in real estate and commodities to clarify the Portfolio's ability to invest in commodities contracts relating to financial instruments.

              ___For      ___Against      ___Abstain

PROPOSAL 7.   Reclassify the Portfolio's fundamental limitation concerning short sales and margins sales as non-fundamental, and to amend certain language.

              ___For      ___Against      ___Abstain

PROPOSAL 8.   Reclassify the Portfolio's fundamental limitation concerning investment in securities of investment companies as non-fundamental, and to amend certain language.

              ___For      ___Against      ___Abstain

PROPOSAL 9.   Amend the Portfolio's fundamental limitation concerning the issuance of senior securities to clarify the Portfolio's ability to issue senior securities.

              ___For      ___Against      ___Abstain

PROPOSAL 10.  Reclassify the Portfolio's fundamental limitation concerning investment in securities of an issuer whose securities are owned by officers and trustees of the Trust as non-fundamental.

              ___For      ___Against      ___Abstain

PROPOSAL 11.  Reclassify the Portfolio's fundamental limitation concerning investment of more than 5% of total assets in securities of companies with less than three years of operating history as non-fundamental.

              ___For      ___Against      ___Abstain

PROPOSAL 12.  Eliminate the Portfolio's fundamental limitation concerning investment in warrants, puts, calls, straddles, spreads or combinations thereof.

              ___For      ___Against      ___Abstain

PROPOSAL 13.  Authorize the Trust's Board of Trustees to appoint additional or replacement investment sub-advisers recommended by SFM for the Portfolio without seeking approval of the Portfolio's Shareholders of the contracts pursuant to which such sub-advisers serve.

              ___For      ___Against      ___Abstain

PROPOSAL 14.  Approve the selection of SFM as the Investment Adviser for the
              Portfolio, and to approve the Investment Advisory Agreement between the Trust, on behalf of the Portfolio, and SFM.

              ___For      ___Against      ___Abstain

PROPOSAL 16.  Approve the selection of BlackRock Financial Management, Inc.
              ("BlackRock") as an investment sub-adviser for the Portfolio, and to approve the form of investment sub-advisory agreement between SFM and BlackRock.

              ___For      ___Against      ___Abstain

PROPOSAL 17.  Approve the selection of Firstar Investment Research & Management
              Company ("FIRMCO") as an investment sub-adviser for the Portfolio, and to approve the form of investment sub-advisory agreement between SFM and FIRMCO.

              ___For      ___Against      ___Abstain

PROPOSAL 18.  Approve the selection of Western Asset Management ("Western") as an investment sub-adviser for the Portfolio, and to approve the form of investment sub-advisory agreement between SFM and Western.

              ___For      ___Against      ___Abstain

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR EACH OF THE FOREGOING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:_________________, 1995           ______________________________
                                        Signature of Shareholder


                                        ______________________________
                                        Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND IN PERSON.